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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22321

MAINSTAY FUNDS TRUST

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

169 Lackawanna Avenue

Parsippany, New Jersey 07054

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 576-7000

Date of fiscal year end: November 30

(MainStay Cushing Funds only)

Date of reporting period: May 31, 2015

FORM N-CSR

The information presented in this Form N-CSR relates solely to

MainStay Cushing MLP Premier Fund, MainStay Cushing Renaissance Advantage Fund and MainStay

Cushing Royalty Energy Fund, series of the Registrant.

Item 1.     Reports to Stockholders.

MainStay Cushing® Funds

Message from the President, Cushing® Asset Management, LP, Semiannual Report Commentary and Semiannual Report

Unaudited  |  May 31, 2015

MainStay Cushing® MLP Premier Fund

MainStay Cushing® Renaissance Advantage Fund

MainStay Cushing® Royalty Energy Income Fund

This page intentionally left blank

Message from the President

As you may know, the energy sector as a whole was volatile during the six months ended May 31, 2015. Oil prices dropped precipitously at the end of 2014, recovering somewhat in the early months of 2015.

As investors in MainStay Cushing Funds, you can be assured that the portfolio managers of your Fund(s) used time-tested investment principles and risk-management techniques to help weather this market volatility.

The Cushing Asset Management, LP, Semiannual Report Commentary that follows provides detailed insights into the progress of upstream, midstream and downstream energy companies and partnerships. We hope this commentary will help you gain a better understanding of the dynamics of the energy markets during the reporting period.

The enclosed semiannual report explains the market forces, investment decisions and specific securities that affected your MainStay Cushing Fund(s) during the six months ended May 31, 2015.

We encourage you to read the commentary and the semiannual report carefully. The more you know about your investments, the better you can determine how they fit with your long-range financial goals.

At MainStay, it has been our pleasure to assist you during the reporting period, and we look forward to serving your investment needs for many years to come.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Cushing Asset Management, LP, Semiannual Report Commentary

Midstream MLPs

The six-month reporting period ended May 31, 2015, was certainly challenging for energy-related equities. The most pertinent topic was the weakness and volatility in crude oil prices. Nonetheless, as global demand for crude oil has improved, we believe the energy industry was successfully working through the corrective part of this cycle at the end of the reporting period. Consequently, crude oil prices appeared to be forming a bottom. From our viewpoint, we believe exploration and production (“E&P”) company management teams have reacted much quicker and more severely to the precipitous drop in commodities than they have historically. According to IHS Herold, E&P companies reduced their capital spending guidance for 2015 by 37% on average.1 We believe it will not take long for the combination of spending cuts (i.e. lower growth capex and fewer rigs deployed) and steep production declines associated with shale reserves to impact oil supplies. In light of the 60% decline in the U.S. oil directed rig count since October 2014, the U.S. Energy Information Administration revised its energy forecast in June and stated that it expects monthly U.S. production to generally decline from June 2015 through early 2016 before growth resumes.2 We believe this is a testament to the old adage: the cure for low prices is low prices.

In our view, both midstream master limited partnership (“MLP”) management teams and investors have appropriately recalibrated expectations using realistic commodity price assumptions (i.e. approximately $50/bbl crude). We also think investors have become more comfortable in this environment, assuming the recovery plays out as expected (the consensus view is that there will be a modest supply-driven price recovery closer to year-end—but with prices ultimately settling much lower than pre-crash ranges). To be clear, we believe that while there are areas of weakness such as certain natural gas gatherers & processors facing currently very depressed natural gas liquids prices and declining volumes, we also believe that the broad trend for the overall midstream group remains stable. Overall, there appears to us to be a modest reduction of future expected growth as volumes and projects are in many cases simply “pushed to the right,” not an absolute reduction of current cash flows.

Importantly, there are parts of the midstream energy industry that may benefit in a lower crude oil price environment. Refined products pipelines systems have traditionally done very well in a supply-driven low crude price environment as consumers are incentivized to purchase more fuel. Crude oil storage and terminalling benefits as the contango forward curve incentivizes producers and marketers to fully utilize all available storage. Natural gas infrastructure continued to benefit from robust investment, primarily to provide greater Marcellus/Utica production to new markets in the Northeast and Southeast (e.g. gas powered utility demand) and South for liquified natural gas (“LNG”) exports. Retail propane and retail fuel margins may also benefit as the underlying commodity price drop (cost of goods) is slower to be reflected in the retail price (sales price).

We are constructive on the midstream MLP space, but we recognize there will likely be continued volatility. Our current view is that crude oil pricing and energy equities in general are in the process of bottoming. There are select areas of production that are less economical to produce and could ultimately result in a decline in the flow of existing volumes, but we remain confident that North American shale basins will be developed over time, albeit at a reduced pace than previously projected. While expected volume growth, cap-ex spending, and distribution growth have generally moderated for at least 2015, we believe the midstream business model for the broader group (largely based on fee-based, multi-year contracts) is proving again to be resilient, and we do not expect to see distribution cuts for the vast majority of midstream MLPs. Earnings results for the recent fourth quarter 2014 and first quarter 2015 periods provided few surprises and were generally in line with expectations. However, there has been considerable dispersion of returns even within MLP subsectors, creating opportunities for active stock selection. Along with declining—but still positive—fund flows into MLP products, overall valuations have pulled back to longer-term historical levels. With the reset of valuation levels lower and the double digit (yield plus growth) return potential, we believe the opportunity for patient, long-term investors is compelling.

Upstream Sector—Upstream MLPs, E&P, Integrated Oil & Gas and Royalty Trusts

Despite the modest recovery in crude oil prices, the stock prices of the upstream energy space continued to be relatively lethargic. While crude oil prices have increased 13.2% as of May 31, 2015, the Energy Select Sector Index (“IXE”) has declined 1.5%. It is worth noting that during the second half of 2014, as crude oil prices declined by nearly 50%, IXE only declined by approximately 21%. In our view, the lack of recovery in upstream energy equities relative to the moderate recovery in the underlying commodity price may be explained in part by continued investor uncertainty surrounding commodity prices and near-term global supply/demand dynamics. We believe that the broad energy sector has the potential to see meaningful upside as investors gain more clarity on commodity price levels and the impact those levels have on the upstream energy sector companies’ ability to generate cash flow.

The upstream MLP subsector has experienced increased consolidation through merger and acquistion (“M&A”) over the past several months with the announcement in April 2015, from Vanguard Resources (NASDAQ: VNR) that it plans to acquire LRR Energy (NYSE: LRE) as well as Eagle Rock Energy Partners

1.	“Outlook for Upstream Spending for U.S. E&Ps Continues to Drop.” IHS Herold, 3/9/15.
2.	“Short-Term Energy Outlook (STEO).” U.S. Energy Information Administration, 6/15.

Not part of the Semiannual Report

(NASDAQ: EROC), which Vanguard Resources announced in May 2015. Prior to the dramatic fall in crude oil prices, deal flow and acquisition activity by upstream MLPs continued to be robust. We believe deal flow and acquisitions by upstream MLPs may continue, but it will likely take time to recover to the pace we witnessed over the last several quarters. We expect that it will take time for buyers and sellers of oil and natural gas assets to adjust to this new crude oil price environment and the subsequent changes in their cost of capital, liquidity and the conditions of their balance sheets.

Throughout the first several months of 2015, MainStay Cushing Royalty Energy Income Fund continued to increase exposure to oil & gas E&P, as well as integrated oil & gas sectors and reduce exposure to the upstream MLP sector. This shift in allocation was partially driven by the reduced market cap and investable universe within the upstream MLP subsector, as well as the E&P and integrated oil & gas sectors demonstrating a historically higher correlation to commodity prices after a significant pullback in crude oil prices, similar to that which we experienced over the past several months. We remain focused on the current commodity price environment and its impact on the broad upstream sector, upstream MLPs and Energy Trusts, and anticipate deploying capital opportunistically as the market gains more clarity regarding crude oil prices. The thesis of growth for the upstream MLP sector through acquisitions of mature, low-decline producing assets is challenged in this environment, but could look increasingly favorable as the U.S. Energy Renaissance continues and E&P companies seek alternatives to fund their shale development opportunities.

We remain focused on the favorable long-term fundamental attributes of the broad upstream sector, upstream MLPs and Energy Trusts and the potential for attractive total returns based on current yield and expected distributions. We will continue to seek out stocks with attractive valuations and long-term growth opportunities, as well as those with near-term catalysts.

U.S. Energy Renaissance

During the reporting period, the U.S. Energy Renaissance continued to strengthen as the natural gas export theme and infrastructure build-out associated with the U.S. shale revolution moved forward. The beneficiaries of the Renaissance theme continued to be dynamic during the reporting period, shifting significantly with the dramatic decline in crude oil prices. Industries which may not have been as compelling in a high crude oil price environment became favorable at a West Texas Intermediate crude oil price of approximately $50-$60 per barrel.

We positioned MainStay Cushing Renaissance Advantage Fund’s portfolio with candidates that we believe have multi-year growth embedded in their business models with appropriate capital structures, good free cash flow growth and higher return on invested capital relative to their peers. Our theses on such names are not a function of their quarterly performance but a function of their underlying business fundamentals. We continue to identify new candidates through our investment screening process (both top down and bottom up). We are believers in the multi-year growth in the transportation sector, industrial companies benefiting from energy and industrial Renaissance and materials companies benefiting from lower feedstock prices.

Throughout the reporting period, the continued discount of U.S. natural gas prices to global natural gas prices has helped several industries maintain a competitive advantage. The incentive to take advantage of the price arbitrage through exporting natural gas as liquefied natural gas (“LNG”) has been the driving force behind multiple companies filing for permits to build LNG export facilities along the coasts (primarily the Gulf Coast). Cheniere Energy, Inc. (NYSE: LNG) has an LNG facility under construction which is expected in service later this year, followed by another facility in Cove Point, MD from Dominion (NYSE: D) and another Gulf Coast LNG facility sponsored by ConocoPhillips (NYSE: COP), Energy Transfer Partners, L.P. (NYSE: ETP) and Sempra Energy (NYSE: SRE). On the same note, U.S. industries that have a high energy input cost, such as the manufacturing, industrials and chemicals industries, continued to realize a significant competitive advantage through a reduction in operating expense as U.S. natural gas prices remained at a significant discount to natural gas prices around the world. This advantage not only drove higher margins for companies currently operating domestically, but also drove jobs back to the U.S. that had largely moved overseas for the past 20 years. The competitive price advantage incentivized domestic companies to increase their production capacity, which led to a significant expansion in manufacturing and chemical plants. This expansion created heightened demand for industrial companies involved with design, construction and supply.

With oil prices at a nearly 35% discount to the five-year average, the beneficiaries within the scope of the U.S. Energy Renaissance shifted to those who benefitted from a lower price environment. The reduced price of crude oil resulted in significantly lower gasoline prices, which had a positive impact on operating expenses for companies with fuel expense as a high input cost in their operations, similar to the dynamic mentioned previously with natural gas. Beneficiaries of low oil prices within the Renaissance universe include trucking companies, auto and auto part manufacturers, retail gas companies and airlines. Although the decrease in crude oil prices created a new dynamic within the Renaissance theme, the drop in natural gas prices only served as further support to the theme. The industries which gained a competitive price advantage versus global pricing were able to further reduce their operating costs with respect to natural gas and natural gas liquids (“NGLs”). Additionally, a low crude oil price environment has historically been a positive driver for domestic gross domestic product, which ultimately drives additional growth opportunities for a majority of the industries within the scope of the Renaissance universe. Due to the dynamic theme and broad scope of the

Not part of the Semiannual Report

U.S. Energy Renaissance, the industries and companies which see the greatest benefit can vary in different macroeconomic environments. As an example within the transportation sector, when crude oil prices were above $100, the demand for crude oil trucking was very high due to lack of pipeline infrastructure in developing shales. However, the decline in crude oil prices led to a decline in gasoline prices, as well as decreased demand for crude oil trucking. Trucking companies which focus on hauling consumer goods versus crude oil experienced increased margins relative to recent historical levels, without decreased volumes associated with crude oil.

We believe that the fundamentals for the thesis have improved. The benefit has shifted from only portions of the economy benefiting from low natural gas prices to an even larger portion of the economy benefitting from both low natural gas prices and now low crude oil prices. As a result, our investment universe has broadened and we believe the markets are beginning to realize the potential benefits. Through active management, we believe the portfolio holdings can be adapted to capitalize on the opportunities created by the U.S. Energy Renaissance as it plays out over the next several years.

The information provided herein represents the opinion of the portfolio manager and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice. The opinions expressed are as of the date of this report and are subject to change.

Not part of the Semiannual Report

Investors should refer to each Fund’s Summary Prospectus and/or Prospectus and consider each Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about each Fund. You may obtain copies of each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read each Summary Prospectus and/or Prospectus carefully before investing.

MainStay Cushing MLP Premier Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended May 31, 2015

Class	Sales Charge		Six Months	One Year	Since Inception (10/20/10)	Gross Expense Ratio[2]
Class A Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charge Excluding sales charge	–7.96 –2.60%	–9.00 –3.45%	6.01 7.38%	6.98 6.98%
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charge Excluding sales charge	–7.95 –2.60	–9.00 –3.45	6.02 7.38	6.97 6.97
Class C Shares[4]	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charge Excluding sales charge	–3.92 –2.98	–5.07 –4.17	6.56 6.56	7.72 7.72
Class I Shares[4]	No Sales Charge		–2.48	–3.19	7.65	6.73

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on July 11, 2014, include the historical performance of Class A shares through July 10, 2014, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.

Performance figures for Class A shares, Class C shares and Class I shares reflect the historical performance of the then-existing Class A shares, Class C shares and Class I shares, respectively, of the Cushing® MLP Premier Fund (the predecessor to the Fund, which was subject to a different fee structure) for periods prior to July 11, 2014. The Cushing® MLP Premier Fund commenced operations on October 20, 2010.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

8	MainStay Cushing MLP Premier Fund

Benchmark Performance	Six Months	One Year	Since Inception
S&P 500® Index[5]	2.97%	11.81%	15.87%
Average Lipper Energy MLP Fund[6]	–4.31	–4.24	9.10

5.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500® Index is the Fund’s primary benchmark. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.	The average Lipper Energy MLP Fund is representative of funds that invest primarily in Master Limited Partnerships (MLPs) engaged in the transportation, storage and processing of minerals and natural resources. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

9

Cost in Dollars of a $1,000 Investment in MainStay Cushing MLP Premier Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from December 1, 2014, to May 31, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from December 1, 2014, to May 31, 2015.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended May 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 12/1/14	Ending Account Value (Based on Actual Returns and Expenses) 5/31/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 5/31/2015	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$974.00	$7.23	$1,017.60	$7.39

Investor Class Shares	$1,000.00	$974.00	$7.19	$1,017.65	$7.34

Class C Shares	$1,000.00	$970.20	$10.86	$1,013.91	$11.10

Class I Shares	$1,000.00	$975.20	$6.01	$1,018.85	$6.14

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.47% for Class A, 1.46% for Investor Class, 2.21% for Class C and 1.22% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 182 for Class A, Investor Class, Class C and Class I (to reflect the six-month period). Expenses for the six-month period ended excluded a net deferred tax benefit to the Fund that equaled 1.63% for Class A, 1.63% for Investor Class, 1.63% for Class C, and 1.63% for Class I. The table above represents the actual expenses incurred during the six-month period.

10	MainStay Cushing MLP Premier Fund

Portfolio Composition as of May 31, 2015(1) (Unaudited)

(Expressed as a Percentage of Total Investments)

See Portfolio of Investments beginning on page 14 for specific holdings within these categories.

Top Ten Holdings as of May 31, 2015 (excluding short-term investments)

1.	Kinder Morgan, Inc.

2.	Energy Transfer Equity, L.P.

3.	Williams Companies, Inc.

4.	Targa Resources Partners, L.P.

5.	Williams Partners, L.P.
6.	EQT Midstream Partners, L.P.

7.	Energy Transfer Partners, L.P.

8.	EnLink Midstream Partners, L.P.

9.	Enterprise Products Partners, L.P.

10.	Tesoro Logistics, L.P.

(1)	Fund holdings and sector allocations are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
(2)	Master Limited Partnerships and Related Companies
(3)	Preferred Stock
(4)	Common Stock

11

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jerry V. Swank, Daniel L. Spears and Kevin P. Gallagher, CFA, of Cushing Asset Management, LP, the Fund’s Subadvisor.

How did MainStay Cushing MLP Premier Fund perform relative to its primary benchmark and peers for the six months ended May 31, 2015?

Excluding all sales charges, MainStay Cushing MLP Premier Fund returned –2.60% for Class A shares and Investor Class shares and –2.98% for Class C shares for the six months ended May 31, 2015. Over the same period, Class I shares returned –2.48%. For the six months ended May 31, 2015, all share classes underperformed the 2.97% return of the S&P 500® Index,1 which is the Fund’s broad-based securities-market index. Over the same period, all share classes outperformed the –4.31% return of the Average Lipper2 Energy MLP Fund. See page 8 for Fund returns with applicable sales charges.

What factors affected the Fund’s performance relative to the S&P 500® Index during the reporting period?

Key factors that negatively affected the Fund’s performance relative to the S&P 500® Index were generally related to the precipitous decline in crude oil and natural gas liquids prices in late 2014 and into 2015. For the midstream energy industry, sharply lower commodity prices have, in general, led to reduced expectations for volume growth, growth-capital spending, and distribution growth. Additionally, the Fund is subject to fees and expenses and is taxed as a regular corporation for federal income tax purposes, while the returns of the S&P 500® Index are not subject to taxes, fees or expenses.

Which subsectors were the strongest contributors to the Fund’s absolute performance and which subsectors were particularly weak?

The top three contributors to the Fund’s absolute performance during the reporting period were crude oil & refined products, shipping, and shipping general partners. (Contributions take weightings and total returns into account.) The average weighting for the crude oil & refined products subsector during the reporting period was one of the highest in the Fund, while the shipping-related subsectors were two of the lowest. All subsectors, however, contributed positively to the Fund’s absolute performance. The crude oil & refined products subsector contributed the strongest performance, in large part because of the outsized actual and estimated distribution growth for its constituents relative to other master limited partnerships (“MLPs”). The three subsectors with the weakest contributions to the Fund’s absolute performance, in order of impact on the Fund, were natural gas gatherers & processors, upstream MLPs, and large-cap diversified MLPs. (All three of these subsectors had negative absolute performance during the reporting period.) Performance for the natural gas gatherers & processors and upstream MLPs subsectors was particularly hurt by the deteriorating commodity price environment. At the end of the reporting period, the Fund did not hold any upstream MLPs.

During the reporting period, which individual holdings made the strongest contributions to the Fund’s absolute performance and which holdings detracted the most?

The top three contributors to the Fund’s absolute performance during the reporting period were Energy Transfer Equity, L.P., an MLP general partner; Williams Partners, L.P., a large-cap diversified MLP; and Shell Midstream Partners, L.P., a crude oil & refined products MLP. We projected double-digit percent multiyear distribution growth for Energy Transfer Equity, driven by acquisitions and a healthy backlog of organic projects across a diverse asset base. Williams Partners’ performance benefited from the announced consolidation acquisition by its parent company, The Williams Companies, Inc. Shell Midstream Partners went public late in 2014 and we are projecting multiyear distribution growth of over 20% driven by asset acquisitions from its parent/sponsor. All three of these holdings had positive absolute performance during the reporting period.

The bottom three contributors to absolute performance during the reporting period were BreitBurn Energy Partners, L.P., an upstream MLP; Regency Energy Partners, L.P., a natural gas gatherers & processors MLP acquired in April by Energy Transfer Partners, L.P.; and Targa Resources Corp., a general partner. All three of these detractors from the Fund’s absolute performance also had negative absolute performance driven by the deteriorating commodity price environment. At the end of the reporting period, the Fund no longer had a position in BreitBurn Energy Partners.

Did the Fund make any significant purchases or sales during the reporting period?

During the reporting period, the Fund’s largest purchases included Williams Partners, L.P. (a large-cap diversified MLP) and Targa Resources Partners, L.P. (a natural gas gatherers & processors MLP). The Fund purchased both MLPs because of their attractive high yields with perceived distribution growth potential in a low crude-oil price environment. During the reporting period, the Fund’s largest sales included Atlas Pipeline Partners, L.P. (a natural gas gatherers & processors MLP acquired by Targa Resources Partners) and Regency Energy Partners, L.P. (a natural gas gatherers & processors MLP acquired by Energy Transfer Partners). Both MLPs were involved with transactions to merge with other MLPs held by the Fund, and both sales were made to reduce combined exposure to the pro forma merged entities.

1.	See footnote on page 9 for more information on the S&P 500® Index.
2.	See footnote on page 9 for more information on Lipper Inc.

12	MainStay Cushing MLP Premier Fund

How did the Fund’s subsector weightings change during the reporting period?

During the reporting period, the Fund increased subsector weightings in crude oil & refined products, large-cap diversified, and general partners. The Fund reduced exposure to the natural gas gatherers & processors subsector and completely exited upstream MLPs.

How was the Fund positioned at the end of the reporting period?

At the end of the reporting period, the three largest MLP subsector positions, in order of size, were crude oil & refined products, large-cap diversified, and general partners.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

13

Portfolio of Investments May 31, 2015 (Unaudited)

	Shares	Value

Common Stock 21.1%†
Diversified General Partnerships 7.4%
United States 7.4%
ONEOK, Inc.	974,800	$40,863,616
♦Williams Companies, Inc.	2,049,700	104,739,670

		145,603,286

General Partnerships 9.9%
United States 9.9%
♦Kinder Morgan, Inc.	3,148,432	130,628,444
Targa Resources Corp.	708,100	65,109,795

		195,738,239

Shipping 3.8%
Bermuda 1.9%
Golar LNG Ltd.	770,000	36,582,700
Republic of the Marshall Islands 1.9%
Teekay Corp.	830,000	38,030,600

		74,613,300

Total Common Stock (Cost $322,113,147)		415,954,825

Master Limited Partnerships and Related Companies 79.7%
Crude Oil & Refined Products 20.2%
United States 20.2%
Blueknight Energy Partners, L.P.	2,161,200	16,684,464
Enbridge Energy Partners, L.P.	2,112,800	78,363,752
Genesis Energy, L.P.	1,226,000	59,620,380
NuStar Energy, L.P.	1,108,500	69,181,485
Shell Midstream Partners, L.P.	1,107,987	49,748,616
Sunoco Logistics Partners, L.P.	1,158,400	45,872,640
♦Tesoro Logistics, L.P.	1,375,600	79,523,436

		398,994,773

General Partnerships 8.7%
United States 8.7%
♦Energy Transfer Equity, L.P.	1,848,600	126,943,362
Plains GP Holdings, L.P.	1,555,000	43,477,800

		170,421,162

Large Cap Diversified 20.3%
United States 20.3%
♦Energy Transfer Partners, L.P.	1,615,312	90,828,994
♦Enterprise Products Partners, L.P.	2,509,250	81,349,885
Magellan Midstream Partners, L.P.	771,615	61,513,148
ONEOK Partners, L.P.	441,600	17,244,480
Plains All American Pipeline, L.P.	1,125,905	52,861,240
♦Williams Partners, L.P.	1,726,603	96,482,575

		400,280,322

	Shares	Value

Natural Gas Gatherers & Processors 17.9%
United States 17.9%
DCP Midstream Partners, L.P.	1,401,000	$52,957,800
Enable Midstream Partners, L.P.	524,124	9,329,407
♦EnLink Midstream Partners, L.P.	3,346,700	83,065,094
MarkWest Energy Partners, L.P.	816,400	52,763,932
♦Targa Resources Partners, L.P.	2,238,025	96,749,821
Western Gas Partners, L.P.	833,600	57,101,600

		351,967,654

Natural Gas Transportation & Storage 4.7%
United States 4.7%
♦EQT Midstream Partners, L.P.	1,110,000	92,873,700

Propane 2.9%
United States 2.9%
NGL Energy Partners, L.P.	1,918,652	57,674,679

Shipping 5.0%
Republic of the Marshall Islands 5.0%
Capital Products Partners, L.P.	4,991,100	45,468,921
Golar LNG Partners, L.P.	1,130,000	31,877,300
Navios Maritime Partners, L.P.	1,916,000	20,846,080

		98,192,301

Total Master Limited Partnerships and Related Companies (Cost $1,249,789,959)		1,570,404,591

Preferred Stock 0.9%
Crude Oil & Refined Products 0.9%
United States 0.9%
Blueknight Energy Partners, L.P., 11.00% (a)	1,902,541	16,856,513

Total Preferred Stock (Cost $14,949,976)		16,856,513

Short-Term Investments—Investment Companies 4.6%
United States 4.6%
AIM Short-Term Treasury Portfolio Fund—Institutional Class, 0.02% (b)	18,284,265	18,284,265
Fidelity Government Portfolio Fund—Institutional Class, 0.01% (b)	18,284,266	18,284,266
Fidelity Money Market Portfolio—Institutional Class, 0.11% (b)	18,284,266	18,284,266
First American Government Obligations Fund—Class Z, 0.01% (b)	18,284,265	18,284,265

†	Percentages indicated are based on Fund net assets.
♦	Among the Portfolio’s 10 largest holdings or issuers held, as of May 31, 2015, excluding short-term investments. May be subject to change daily.

14	MainStay Cushing MLP Premier Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Short-Term Investments—Investment Companies (continued)
United States (continued)
Invesco STIC Prime Portfolio, 0.07% (b)	18,284,265	$18,284,265

Total Short-Term Investments—Investment Companies (Cost $91,421,327)		91,421,327

Total Investments (Cost $1,678,274,409) (c)	106.3%	2,094,637,256
Liabilities in Excess of Other Assets	(6.3)	(124,214,772)
Net Assets	100.0%	$1,970,422,484
(a)	Illiquid security—As of May 31, 2015, the total market value of this security was $16,856,513, which represented 0.9% of the Fund’s net assets.

(b)	Rate reported is the current yield as of May 31, 2015.

(c)	As of May 31, 2015, cost was $1,575,584,736 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$541,761,444
Gross unrealized depreciation	(22,708,924)

Net unrealized appreciation	$519,052,520

The following is a summary of the fair valuations according to the inputs used as of May 31, 2015, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stock	$415,954,825	$—	$—	$415,954,825
Master Limited Partnerships and Related Companies	1,570,404,591	—	—	1,570,404,591
Preferred Stock	16,856,513	—	—	16,856,513
Short-Term Investments	91,421,327	—	—	91,421,327

Total Investments in Securities	$2,094,637,256	$—	$—	$2,094,637,256

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended May 31, 2015, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of May 31, 2015, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Assets and Liabilities as of May 31, 2015 (Unaudited)

Assets
Investments, at value (identified cost $1,678,274,409)	$2,094,637,256
Receivables:
Fund shares sold	6,161,943
Dividends and interest	2,375
Prepaid expenses	342,873

Total assets	2,101,144,447

Liabilities
Payables:
Fund shares redeemed	4,977,832
Advisory fees (See Note 3)	1,863,414
NYLIFE Distributors (See Note 3)	832,021
Transfer agent (See Note 3)	349,867
Professional fees	89,827
Trustees	26,875
Custodian	4,758
Deferred tax liability	122,577,369

Total liabilities	130,721,963

Net assets	$1,970,422,484

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$95,597
Additional paid-in capital	1,786,771,006

1,786,866,603
Accumulated net investment loss, net of income taxes	(67,599,948)
Accumulated net realized gain (loss) on investments, net of income taxes	(13,839,967)
Net unrealized appreciation (depreciation) on investments, net of income taxes	264,995,796

Net assets	$1,970,422,484

Class A
Net assets applicable to outstanding shares	$509,961,019

Shares of beneficial interest outstanding	24,398,877

Net asset value per share outstanding	$20.90
Maximum sales charge (5.50% of offering price)	1.15

Maximum offering price per share outstanding	$22.05

Investor Class
Net assets applicable to outstanding shares	$2,755,612

Shares of beneficial interest outstanding	131,856

Net asset value per share outstanding	$20.90
Maximum sales charge (5.50% of offering price)	1.15

Maximum offering price per share outstanding	$22.05

Class C
Net assets applicable to outstanding shares	$841,445,458

Shares of beneficial interest outstanding	41,960,699

Net asset value per share outstanding	$20.05

Class I
Net assets applicable to outstanding shares	$616,260,395

Shares of beneficial interest outstanding	29,105,378

Net asset value per share outstanding	$21.17

16	MainStay Cushing MLP Premier Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended May 31, 2015 (Unaudited)

Investment Income (Loss)
Income
Dividends and distributions (Net of return of capital of $40,082,150)	$15,122,055
Interest	24,478

Total income	15,146,533

Expenses
Manager (See Note 3)	10,689,256
Distribution/Service—Class A (See Note 3)	645,409
Distribution/Service—Investor Class (See Note 3)	2,522
Distribution/Service—Class C (See Note 3)	4,154,099
Transfer agent (See Note 3)	734,956
Registration	144,764
Professional fees	115,927
Franchise tax	88,551
Shareholder communication	80,043
Trustees	31,128
Custodian	12,701
Miscellaneous	15,945

Net expenses	16,715,301

Net investment loss, before income taxes	(1,568,768)
Deferred tax benefit	1,553,084

Net investment income (loss)	(15,684)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments, before income taxes	(60,132,432)
Deferred tax benefit	22,267,705

Net realized gain (loss) on investments	(37,864,727)

Net change in unrealized appreciation (depreciation) on:
Investments, before income taxes	(22,708,642)
Deferred tax benefit	8,409,261

Net change in unrealized appreciation (depreciation)	(14,299,381)

Net realized and unrealized gain (loss) on investments	(52,164,108)

Net increase (decrease) in net assets resulting from operations	$(52,179,792)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Statements of Changes in Net Assets

	Six months ended May 31, 2015 (Unaudited)	Year ended November 30, 2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(15,684)	$(10,515,805)
Net realized gain (loss) on investments	(37,864,727)	35,136,178
Net change in unrealized appreciation (depreciation) on investments	(14,299,381)	100,775,299

Net increase (decrease) in net assets resulting from operations	(52,179,792)	125,395,672

Dividends and distributions to shareholders:
From net investment income:
Class A	—	(14,189,873)
Investor Class	—	(6,008)
Class C	—	(20,166,403)
Class I	—	(10,131,458)

	—	(44,493,742)

From return of capital:
Class A	(16,376,559)	(18,145,019)
Investor Class	(67,443)	(7,683)
Class C	(27,567,083)	(25,787,389)
Class I	(18,657,284)	(12,955,400)

	(62,668,369)	(56,895,491)

Total dividends and distributions to shareholders	(62,668,369)	(101,389,233)

Capital share transactions:
Net proceeds from sale of shares	433,611,670	1,058,742,376
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	57,401,741	86,845,034
Cost of shares redeemed	(377,398,911)	(475,289,126)

Increase (decrease) in net assets derived from capital share transactions	113,614,500	670,298,284

Net increase (decrease) in net assets	(1,233,661)	694,304,723

Net Assets
Beginning of period	1,971,656,145	1,277,351,422

End of period	$1,970,422,484	$1,971,656,145

Accumulated net investment loss, net of income taxes	$(67,599,948)	$(67,584,264)

18	MainStay Cushing MLP Premier Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended May 31,		Year ended November 30,				October 20, 2010** through November 30,
Class A	2015*		2014	2013***	2012***	2011***	2010***
Net asset value at beginning of period	$22.15		$21.36	$19.48	$19.92	$20.28	$20.00

Net investment income (loss) (a)	0.02		(0.09)	(0.12)	(0.13)	(0.14)	(0.02)
Net realized and unrealized gain (loss) on investments	(0.60)		2.21	3.34	1.02	1.07	0.30

Total from investment operations	(0.58)		2.12	3.22	0.89	0.93	0.28

Less dividends and distributions:
From net investment income	—		(0.59)	—	—	—	—
From return of capital	(0.67)		(0.75)	(1.34)	(1.34)	(1.30)	—

Total dividends and distributions	(0.67)		(1.34)	(1.34)	(1.34)	(1.30)	—

Redemption fees retained (a)(b)	—		0.01	0.00 ‡	0.01	0.01	—

Net asset value at end of period	$20.90		$22.15	$21.36	$19.48	$19.92	$20.28

Total investment return (c)	(2.60	%)(d)	10.00%	16.91%	4.56%	4.55%	1.40	% (d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss) (including net deferred income tax benefit (expense)) (e)	1.71	% (f)	(6.46%)	(9.12%)	(2.95%)	(1.95%)	(5.32	%)††
Net investment income (loss) (excluding net deferred income tax benefit (expense)) (e)	0.08	% (f)	(0.97%)	(1.18%)	(1.23%)	(1.29%)	(1.45	%)††
Net expenses (including net deferred income tax (benefit) expense) (e)(g)	(0.16	%)(f)	7.08%	9.59%	3.37%	2.32%	5.52	% ††
Expenses (before waiver/recoupment, including net deferred income tax (benefit) expense) (e)(g)	(0.16	%)(f)	7.03%	9.57%	3.43%	3.29%	44.22	% ††
Portfolio turnover rate	17.25%		20.70%	27.29%	43.32%	72.32%	0.74%
Net assets at end of period (in 000’s)	$509,961		$531,607	$487,318	$306,054	$81,865	$697

*	Unaudited.
**	Inception date.
***	These years were audited by a predecessor audit firm whose opinion was unqualified.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Redemption fees were only applicable prior to reorganization. (See Note 1)
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.
(e)	For the period from December 1, 2014 to May 31, 2015, the Fund accrued $31,930,050 in net deferred income tax benefit, of which $8,482,816 is attributable to Class A.
For the year ended November 30, 2014, the Fund accrued $70,224,241 in net deferred income tax expense, of which $30,305,000 is attributable to Class A.
For the year ended November 30, 2013, the Fund accrued $77,002,011 in net deferred income tax expense, of which $31,765,943 is attributable to Class A.
For the year ended November 30, 2012, the Fund accrued $7,120,938 in net deferred income tax expense, of which $3,616,649 is attributable to Class A.
For the year ended November 30, 2011, the Fund accrued $452,365 in net deferred tax expense, of which $212,282 is attributable to Class A.
For the period from October 20, 2010 to November 30, 2010, the Fund accrued $7,864 in net deferred income tax expense, of which $2,596 is attributable to Class A.
(f)	Ratios including/excluding net deferred income tax benefit (expense) includes applicable franchise tax expense for the period.
For the period from December 1, 2014 to May 31, 2015, the Fund accrued $88,551 in franchise tax expense, of which $23,098 is attributable to Class A.
(g)	The ratio of expenses excluding net deferred income tax expense to average net assets before waiver and recoupment was 1.47%, 1.54%, 1.63%, 1.71%, 2.62% and 40.35% for the period from December 1, 2014 to May 31, 2015, fiscal years ended November 30, 2014, 2013, 2012, 2011, and the period from October 20, 2012 to November 30, 2010, respectively. The ratio of expenses excluding net deferred income tax expense to average net assets after waiver and recoupment was 1.47%, 1.59%, 1.65%, 1.65%, 1.65% and 1.65% for the period from December 1, 2014 to May 31, 2015, fiscal years ended November 30, 2014, 2013, 2012, 2011, and the period from October 20, 2012 to November 30, 2010, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

Investor Class	Six months ended May 31, 2015*		July 12, 2014** through November 30, 2014
Net asset value at beginning of period	$22.15		$24.02

Net investment income (loss) (a)	0.03		(0.03)
Net realized and unrealized gain (loss) on investments	(0.61)		(1.17)

Total from investment operations	(0.58)		(1.20)

Less dividends and distributions:
From net investment income	—		(0.29)
From return of capital	(0.67)		(0.38)

Total dividends and distributions	(0.67)		(0.67)

Net asset value at end of period	$20.90		$22.15

Total investment return (b)(c)	(2.60	%)(d)	(5.12	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss) (including net deferred income tax benefit (expense)) (e)	1.77	% (f)	2.79	% ††
Net investment income (loss) (excluding net deferred income tax benefit (expense)) (e)	0.14	% (f)	(0.52	%)††
Net expenses (including net deferred income tax (benefit) expense) (e)(g)	(0.17	%)(f)	(1.80	%)††
Expenses (before waiver/recoupment, including net deferred income tax (benefit) expense) (e)(g)	(0.17	%)(f)	(1.80	%)††
Portfolio turnover rate	17.25%		20.70%
Net assets at end of period (in 000’s)	$2,756		$1,310

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(e)	For the period from December 1, 2014 to May 31, 2015, the Fund accrued $31,930,050 in net deferred income tax benefit, of which $33,150 is attributable to Investor Class. For the year ended November 30, 2014, the Fund accrued $70,224,241 in net deferred income tax expense, of which $17,830 of deferred income tax benefit is attributable to Investor Class.
(f)	Ratios including/excluding net deferred income tax benefit (expense) includes applicable franchise tax expense for the period.
For the period from December 1, 2014 to May 31, 2015, the Fund accrued $88,551 in franchise tax expense, of which $105 is attributable to Investor Class.
(g)	The ratio of expenses excluding net deferred income tax expense to average net assets before waiver and recoupment was 1.46% and 1.51%, for the period from December 1, 2014 to May 31, 2015 and the period from July 12, 2014 to November 30, 2014. The ratio of expenses excluding net deferred income tax expense to average net assets after waiver and recoupment was 1.46% and 1.51% for the period from December 1, 2014 to May 31, 2015 and the period from July 12 to November 30, 2010, respectively.

20	MainStay Cushing MLP Premier Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended May 31,		Year ended November 30,				October 20, 2010** through November 30,
Class C	2015*		2014	2013***	2012***	2011***	2010***
Net asset value at beginning of period	$21.36		$20.79	$19.14	$19.73	$20.26	$20.00

Net investment income (loss) (a)	(0.05)		(0.25)	(0.27)	(0.27)	(0.29)	(0.04)
Net realized and unrealized gain (loss) on investments	(0.59)		2.16	3.26	1.02	1.06	0.30

Total from investment operations	(0.64)		1.91	2.99	0.75	0.77	0.26

Less dividends and distributions:
From net investment income	—		(0.59)	—	—	—	—
From return of capital	(0.67)		(0.75)	(1.34)	(1.34)	(1.30)	—

Total dividends and distributions	(0.67)		(1.34)	(1.34)	(1.34)	(1.30)	—

Redemption fees retained (a)(b)	—		0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡	—

Net asset value at end of period	$20.05		$21.36	$20.79	$19.14	$19.73	$20.26

Total investment return (c)	(2.98	%)(d)	9.19%	16.05%	3.82%	3.69%	1.30	% (d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss) (including net deferred income tax benefit (expense)) (e)	0.97	% (f)	(5.80%)	(9.87%)	(3.70%)	(2.70%)	(6.07	%)††
Net investment income (loss) (excluding net deferred income tax benefit (expense)) (e)	(0.66	%)(f)	(1.68%)	(1.93%)	(1.98%)	(2.04%)	(2.20	%)††
Net expenses (including net deferred income tax (benefit) expense) (e)(g)	0.58	% (f)	6.46%	10.34%	4.12%	3.07%	6.27	% ††
Expenses (before waiver/recoupment, including net deferred income tax (benefit) expense) (e)(g)	0.58	%(f)	6.41%	10.32%	4.18%	4.04%	44.97	% ††
Portfolio turnover rate	17.25%		20.70%	27.29%	43.32%	72.32%	0.74%
Net assets at end of period (in 000’s)	$841,445		$859,193	$568,837	$252,473	$50,321	$598

*	Unaudited.
**	Inception date.
***	These years were audited by a predecessor audit firm whose opinion was unqualified.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Redemption fees were only applicable prior to reorganization. (See Note 1)
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.
(e)	For the period from December 1, 2014 to May 31, 2015, the Fund accrued $31,930,050 in net deferred income tax benefit, of which $13,649,654 is attributable to Class C.
For the year ended November 30, 2014, the Fund accrued $70,224,241 in net deferred income tax expense, of which $31,069,447 is attributable to Class C.
For the year ended November 30, 2013, the Fund accrued $77,002,011 in net deferred income tax expense, of which $33,095,235 is attributable to Class C.
For the year ended November 30, 2012, the Fund accrued $7,120,938 in net deferred income tax expense, of which $147,543 is attributable to Class C.
For the year ended November 30, 2011, the Fund accrued $452,365 in net deferred income tax expense, of which $147,543 is attributable to Class C.
For the period from October 20, 2010 to November 30, 2010, the Fund accrued $7,864 in net deferred income tax expense, of which $1,536 is attributable to Class C.
(f)	Ratios including/excluding net deferred income tax benefit (expense) includes applicable franchise tax expense for the period.
For the period from December 1, 2014 to May 31, 2015, the Fund accrued $88,551 in franchise tax expense, of which $37,526 is attributable to Class C.
(g)	The ratio of expenses excluding net deferred income tax expense to average net assets before waiver and recoupment was 2.21% 2.29%, 2.38%, 2.46%, 3.37% and 41.10% for the period from December 1, 2014 to May 31, 2015, fiscal years ended November 30, 2014, 2013, 2012, 2011, and the period from October 20, 2012 to November 30, 2010, respectively. The ratio of expenses excluding net deferred income tax expense to average net assets after waiver and recoupment was 2.21%, 2.34%, 2.40%, 2.40%, 2.40% and 2.40% for the period from December 1, 2014 to May 31, 2015, fiscal years ended November 30, 2014, 2013, 2012, 2011, and the period , from October 20, 2012 to November 30, 2010, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Financial Highlights selected per share data and ratios

	Six months ended May 31,		Year ended November 30,				October 20, 2010** through November 30,
Class I	2015*		2014	2013***	2012***	2011***	2010***
Net asset value at beginning of period	$22.40		$21.54	$19.57	$19.96	$20.28	$20.00

Net investment income (loss) (a)	0.05		(0.03)	(0.07)	(0.08)	(0.09)	(0.02)
Net realized and unrealized gain (loss) on investments	(0.61)		2.22	3.36	1.02	1.07	0.30

Total from investment operations	(0.56)		2.19	3.29	0.94	0.98	0.28

Less dividends and distributions:
From net investment income	—		(0.59)	—	—	—	—
From return of capital	(0.67)		(0.75)	(1.34)	(1.34)	(1.30)	—

Total dividends and distributions	(0.67)		(1.34)	(1.34)	(1.34)	(1.30)	—

Redemption fees retained (a)(b)	—		0.01	0.02	0.01	0.00 ‡	—

Net asset value at end of period	$21.17		$22.40	$21.54	$19.57	$19.96	$20.28

Total investment return (c)	(2.48	%)(d)	10.25%	17.37%	4.81%	4.75%	1.40	% (d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss) (including net deferred income tax benefit (expense)) (e)	1.97	% (f)	(2.90%)	(8.87%)	(2.70%)	(1.70%)	(5.07	%)††
Net investment income (loss) (excluding net deferred income tax benefit (expense)) (e)	0.34	% (f)	(0.62%)	(0.93%)	(0.98%)	(1.04%)	(1.20	%)††
Net expenses (including net deferred income tax (benefit) expense) (e)(g)	(0.41	%)(f)	3.61%	9.34%	3.12%	2.07%	5.27	% ††
Expenses (before waiver/recoupment, including net deferred income tax (benefit) expense) (e)(g)	(0.41	%)(f)	3.57%	9.32%	3.18%	3.04%	43.97	% ††
Portfolio turnover rate	17.25%		20.70%	27.29%	43.32%	72.32%	0.74%
Net assets at end of period (in 000’s)	$616,260		$579,546	$221,196	$92,104	$27,847	$1,533

*	Unaudited.
**	Inception date.
***	These years were audited by a predecessor audit firm whose opinion was unqualified.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Redemption fees were only applicable prior to reorganization. (See Note 1)
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)	Total investment return is not annualized.
(e)	For the period from December 1, 2014 to May 31, 2015, the Fund accrued $31,930,050 in net deferred income tax benefit, of which $9,764,430 is attributable to Class I.
For the year ended November 30, 2014, the Fund accrued $70,224,241 in net deferred income tax expense, of which $8,867,624 is attributable to Class I.
For the year ended November 30, 2013, the Fund accrued $77,002,011 in net deferred income tax expense, of which $12,140,833 is attributable to Class I.
For the year ended November 30, 2012, the Fund accrued $7,120,938 in net deferred income tax expense, of which $1,072,968 is attributable to Class I.
For the year ended November 30, 2011, the Fund accrued $452,365 in net deferred income tax expense, of which $92,540 is attributable to Class I.
For the period from October 20, 2010 to November 30, 2010, the Fund accrued $7,864 in net deferred income tax expense, of which $3,732 is attributable to Class I.
(f)	Ratios including/excluding net deferred income tax benefit (expense) includes applicable franchise tax expense for the period.
For the period from December 1, 2014 to May 31, 2015, the Fund accrued $88,551 in franchise tax expense, of which $27,822 is attributable to Class I.
(g)	The ratio of expenses excluding net deferred income tax expense to average net assets before waiver and recoupment was 1.22%, 1.29%, 1.38%, 1.46%, 2.37% and 40.10% for the period from December 1, 2014 to May 31, 2015, fiscal years ended November 30, 2014, 2013, 2012, 2011, and the period from October 20, 2010 to November 30, 2010, respectively. The ratio of expenses excluding net deferred income tax expense to average net assets after waiver and recoupment was 1.22%, 1.33%, 1.40%, 1.40%, 1.40% and 1.40% for the period from December 1, 2014 to May 31, 2015, fiscal years ended November 30, 2014, 2013, 2012, 2011, and the period from October 20, 2010 to November 30, 2010, respectively.

22	MainStay Cushing MLP Premier Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Cushing Renaissance Advantage Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended May 31, 2015

Class	Sales Charge		Six Months	One Year	Since Inception (4/2/13)	Gross Expense Ratio[2]
Class A Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charge Excluding sales charge	–7.34 –1.95%	–16.22 –11.11%	5.24 8.16%	1.76 1.76%
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charge Excluding sales charge	–7.42 –2.04	–16.22 –11.11	5.24 8.16	1.88 1.88
Class C Shares[4]	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charge Excluding sales charge	–3.33 –2.37	–12.68 –11.82	7.40 7.40	2.63 2.63
Class I Shares[4]	No Sales Charge		–1.86	–10.90	8.35	1.51

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on July 11, 2014, include the historical performance of Class A shares through July 10, 2014, adjusted for differences in certain expenses and fees. Unadjusted, the performance for Investor Class shares would likely have been different.
4.

Performance figures for Class A shares, Class C shares and Class I shares reflect the historical performance of the then-existing Class A shares, Class C shares and Class I shares, respectively, of the Cushing® Renaissance Advantage Fund (the predecessor to the Fund, which was subject to a different fee structure) for periods prior to July 11, 2014. The Cushing® Renaissance Advantage Fund commenced operations on April 2, 2013.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

23

Benchmark Performance	Six Months	One Year	Since Inception
S&P 500® Index[5]	2.97%	11.81%	17.01%
Average Lipper Natural Resources Fund[6]	–0.19	–20.11	0.51

5.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500® Index is the Fund’s primary benchmark. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.	The average Lipper Natural Resources Fund is representative of funds that invest primarily in the equity securities of domestic companies engaged in the exploration, development, production, or distribution of natural resources (including oil, natural gas, and base minerals) and/or alternative energy sources (including solar, wind, hydro, tidal, and geothermal). This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

24	MainStay Cushing Renaissance Advantage Fund

Cost in Dollars of a $1,000 Investment in MainStay Cushing Renaissance Advantage Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from December 1, 2014, to May 31, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from December 1, 2014, to May 31, 2015.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended May 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 12/1/14	Ending Account Value (Based on Actual Returns and Expenses) 5/31/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 5/31/15	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$980.50	$8.59	$1016.26	$8.75

Investor Class Shares	$1,000.00	$979.60	$9.03	$1,015.81	$9.20

Class C Shares	$1,000.00	$976.30	$12.71	$1,012.07	$12.94

Class I Shares	$1,000.00	$981.40	$7.36	$1,017.50	$7.49

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.74% for Class A, 1.83% for Investor Class, 2.58% for Class C and 1.49% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 182 for Class A, Investor Class, Class C and Class I (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

25

Portfolio Composition as of May 31, 2015(1) (Unaudited)

(Expressed as a Percentage of Total Investments)

See Portfolio of Investments beginning on page 29 for specific holdings within these categories.

Top Ten Holdings as of May 31, 2015 (excluding short-term investments)

1.	Ryder Systems, Inc.

2.	Wabtec Corporation

3.	Cheniere Energy Inc.

4.	Phillips 66

5.	Teekay Corp.
6.	Marathon Petroleum Corporation

7.	Sempra Energy

8.	GasLog Ltd.

9.	Dominion Resources, Inc.

10.	The Dow Chemical Company

(1)	Fund holdings and sector allocations are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
(2)	Master Limited Partnerships and Related Companies
(3)	Common Stock

26	MainStay Cushing Renaissance Advantage Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jerry V. Swank, Matthew A. Lemme, CFA, and Saket Kumar of Cushing Asset Management, LP, the Fund’s Subadvisor.

How did MainStay Cushing Renaissance Advantage Fund perform relative to its primary benchmark and peers during the six months ended May 31, 2015?

Excluding all sales charges, MainStay Cushing Renaissance Advantage Fund returned –1.95% for Class A shares, –2.04% for Investor Class shares and –2.37% for Class C shares for the six months ended May 31, 2015. Over the same period, Class I shares returned –1.86%. For the six months ended May 31, 2015, all share classes underperformed the 2.97% return of the S&P 500® Index,1 which is the Fund’s broad-based securities-market index. Over the same period, all share classes underperformed the –0.19% return of the Average Lipper2 Natural Resources Fund. See page 23 for Fund returns with applicable sales charges.

What factors affected the Fund’s performance relative to the S&P 500® Index during the reporting period?

The Fund’s performance relative to the S&P 500® Index during the reporting period reflected the fact that the top-two performing sectors in the S&P 500® Index were health care and consumer discretionary, neither of which were sectors in which the Fund invested.

Which subsectors were the strongest contributors to the Fund’s absolute performance and which subsectors were particularly weak?

During the reporting period, the most substantial contributors to the Fund’s absolute performance were refiners, chemicals and midstream. (Contributions take weightings and total returns into account.) The most substantial detractors from the Fund’s absolute performance during the reporting period were oilfield services, utilities, and engineering & construction.

During the reporting period, which individual holdings made the strongest contributions to the Fund’s absolute performance and which holdings detracted the most?

During the reporting period, the strongest individual contributors to the Fund’s absolute performance were locomotive and rail components manufacturer Wabtec Corporation, coatings manufacturer The Sherwin-Williams Company and oil refiner Marathon Petroleum Corporation. Wabtec benefited from changes in railcar regulations that require new braking systems on tank cars, a market in which Wabtec had an approximately 50% share as of the end of the reporting period. Sherwin-Williams was the beneficiary of both reduced feedstock costs (part of their paint formulation is petroleum-based) and growth in existing and new home sales. Marathon Petroleum benefited from a combination of strong demand for gasoline and diesel fuel and from exceptionally wide refining margins caused by a build in crude oil inventories and regional pricing dislocations from oil’s rapid decline.

The most substantial detractors from the Fund’s absolute performance during the reporting period included equipment rental company H&E Equipment Services Inc., Rice Energy Inc., and Eastman Chemical Company. H&E Equipment Services shares fell as investors grew concerned that the company’s industrial customers, many of which were building new plants to benefit from cheap and abundant U.S. energy, would delay or cancel projects. Rice Energy shares also fell with oil & gas stocks broadly, driven by the decline in oil prices. Eastman shares suffered from several disappointing consecutive quarterly earnings reports.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund initiated a position in oil refiner Valero Energy Corporation in January 2015 and quickly increased it to approximately 3% of the Fund as of May 31, 2015. The increase reflected our view that refining margins for Valero’s Gulf Coast plants would expand with rising midcontinent oil inventories and that the company’s West Coast refineries would benefit from unplanned outages at competitors’ facilities. During the reporting period, the Fund also initiated a position in trucking company JB Hunt Transportation Services Inc. The purchase reflected our view that trucking would benefit directly from lower fuel costs and indirectly from higher consumer-driven demand for goods. As of May 31, 2015, JB Hunt Transportation Services represented approximately 2.3% of the Fund’s total assets.

The Fund sold its entire position in oil refiner Delek US Holdings Inc., which was over a 2% position at the beginning of the reporting period. Most of the catalysts that we had identified last year when we bought the stock had been exhausted, including stock buybacks and an acquisition, and we believed that the stock was close to fully valued. The Fund also sold most of its holdings in equipment rental company United Rentals Inc., near the end of the reporting period because we were increasingly concerned about revenue effect and perceptions of future revenue effects from the low price of oil. United Rentals supplies equipment for construction of chemical and industrial plants, and many investors are concerned about the viability of some of these projects in the current commodity environment.

How did the Fund’s subsector weightings change during the reporting period?

The Fund increased exposure to transportation stocks by over 10 percentage points by increasing exposure to shipping and trucking, and concentrating in core names. Refining exposure also increased by about 4 percentage points. Exposure to

1.	See footnote on page 24 for more information on the S&P 500® Index.
2.	See footnote on page 24 for more information on Lipper Inc.

27

oilfield services stocks and industrial stocks fell the most during the reporting period. Oilfield services exposure fell by 5.5 percentage points and went to zero shortly after the beginning of the reporting period. We viewed the space as structurally challenged in a lower oil-price environment. Exposure to industrial stocks fell 1.5 percentage points as we substantially reduced one of our long-term holdings.

How was the Fund positioned at the end of the reporting period?

As of May 31, 2015, the Fund continued to hold a large portion of its portfolio in transportation and industrial stocks. These two subsectors constituted about 41% of the Fund at the end of the reporting period. As of the same date, we continued to limit direct commodity exposure and had very little exploration & production exposure and zero oilfield services exposure. As of May 31, 2015, we continued to favor chemicals and select refining stocks.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

28	MainStay Cushing Renaissance Advantage Fund

Portfolio of Investments May 31, 2015 (Unaudited)

	Shares	Value

Common Stock 94.5%†
Chemicals 14.4%
Netherlands 2.3%
LyondellBasell Industries NV	61,337	$6,201,171
United States 12.1%
Polyone Corporation	186,758	7,263,019
PPG Industries, Inc.	23,915	5,473,904
♦The Dow Chemical Company	165,209	8,602,433
The Sherwin Williams Company	17,957	5,174,848
Westlake Chemical Corporation	94,647	6,673,560

		39,388,935

Commercial Service Supplies & Distributors 0.6%
United States 0.6%
Mobile Mini, Inc.	41,302	1,638,863

Construction & Engineering 3.1%
United States 3.1%
Chart Industries Inc. (a)	45,638	1,481,410
Quanta Services, Inc. (a)	239,064	7,009,356

		8,490,766

Machinery 10.9%
United States 10.9%
Flowserve Corporation	62,388	3,431,340
Greenbrier Companies, Inc.	114,928	6,922,113
ITT Corporation	108,463	4,629,201
The Lincoln Electric Company	28,732	1,931,078
♦Wabtec Corporation	129,112	12,949,934

		29,863,666

Materials 3.7%
United States 3.7%
Eagle Materials Inc.	37,360	3,118,813
Sealed Air Corp.	143,660	6,996,242

		10,115,055

Oil & Gas Exploration & Production 1.5%
United States 1.5%
Cimarex Energy Co.	3,571	412,486
Continental Resources, Inc. (a)	15,000	683,400
EOG Resource, Inc.	15,000	1,330,350
QEP Resources, Inc.	80,000	1,506,400

		3,932,636

Oil & Gas Refining & Marketing 15.1%
United States 15.1%
♦Marathon Petroleum Corporation	101,065	10,456,185
♦Phillips 66	158,026	12,503,017
Tesoro Corporation	63,000	5,575,500
Valero Energy Corporation	140,068	8,297,628

	Shares	Value

Oil & Gas Refining & Marketing (continued)
United States (continued)
Western Refining Inc.	103,000	$4,529,940

		41,362,270

Oil & Gas Storage & Transportation 13.7%
Bermuda 4.8%
♦GasLog Ltd.	462,994	9,583,976
Golar LNG Ltd.	76,217	3,621,070
Republic of the Marshall Islands 4.2%
♦Teekay Corp.	253,355	11,608,726
United States 4.7%
♦Cheniere Energy Inc. (a)	168,082	12,745,658

		37,559,430

Trading Companies & Distributors 1.4%
United States 1.4%
Neff Corp. (a)	193,941	1,989,835
United Rentals, Inc. (a)	21,830	1,940,905

		3,930,740

Transportation 16.1%
Canada 0.9%
Canadian Pacific Railway Limited	15,000	2,470,650
United States 15.2%
CSX Corp.	82,604	2,815,145
Old Dominion Freight Line (a)	58,182	3,956,958
J.B. Hunt Transport Services, Inc.	73,805	6,201,096
♦Ryder Systems, Inc.	150,397	13,783,885
Saia Inc. (a)	35,915	1,470,360
Swift Transportation Company (a)	168,800	3,927,976
Union Pacific Corp.	47,408	4,783,941
XPO Logistics, Inc. (a)	96,737	4,755,590

		44,165,601

Utilities 14.0%
United States 14.0%
Calpine Corporation (a)	287,320	5,775,132
Centerpoint Energy, Inc.	254,996	5,194,268
♦Dominion Resources, Inc.	125,990	8,884,815
ITC Holdings Corp.	100,000	3,529,000
NRG Energy, Inc.	215,490	5,430,348
♦Sempra Energy	89,787	9,649,409

		38,462,972

Total Common Stock (Cost $247,996,742)		258,910,934

†	Calculated as a percentage of net assets applicable to common shareholders.
♦	Among the Portfolio’s 10 largest holdings or issuers held, as of May 31, 2015, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Portfolio of Investments May 31, 2015 (Unaudited) (continued)

	Shares	Value

Master Limited Partnerships and Related Companies 4.5%
Oil & Gas Storage & Transportation 4.5%
Republic of the Marshall Islands 3.1%
Capital Products Partners, L.P.	452,151	$4,119,095
GasLog Partners, L.P.	144,654	3,688,677
Hoegh LNG Partners, L.P.	36,877	848,171
United States 1.4%
Energy Transfer Equity, L.P.	54,591	3,748,764

		12,404,707

Total Master Limited Partnerships and Related Companies (Cost $11,137,625)		12,404,707

Short-Term Investments—Investment Companies 0.9%
United States 0.9%
AIM Short-Term Treasury Portfolio Fund—Institutional Class, 0.02% (b)	464,452	464,452
Fidelity Government Portfolio Fund—Institutional Class, 0.01% (b)	464,452	464,452
Fidelity Money Market Portfolio—Institutional Class, 0.11% (b)	464,452	464,452

	Shares	Value

United States (continued)
First American Government Obligations Fund—Class Z, 0.01% (b)	464,453	$464,453
Invesco STIC Prime Portfolio, 0.07% (b)	464,452	464,452

Total Short-Term Investments—Investment Companies (Cost $2,322,261)		2,322,261

Total Investments (Cost $261,456,628) (c)	99.9%	273,637,902
Other Assets in Excess of Liabilities	0.1	348,899
Net Assets	100.0%	$273,986,801

(a)	No distribution or dividend was made during the period ended May 31, 2015. As such, it is classified as a non-income producing security as of May 31, 2015.

(b)	Rate reported is the current yield as of May 31, 2015.

(c)	As of May 31, 2015, cost was $263,227,178 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$18,695,439
Gross unrealized depreciation	(8,284,715)

Net unrealized appreciation	$10,410,724

The following is a summary of the fair valuations according to the inputs used as of May 31, 2015, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stock	$258,910,934	$—	$—	$258,910,934
Master Limited Partnerships and Related Companies	12,404,707	—	—	12,404,707
Short-Term Investments	2,322,261	—	—	2,322,261

Total Investments in Securities	$273,637,902	$—	$—	$273,637,902

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended May 31, 2015, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of May 31, 2015, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

30	MainStay Cushing Renaissance Advantage Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of May 31, 2015 (Unaudited)

Assets
Investments, at value (identified cost $261,456,628)	$273,637,902
Receivables:
Investments sold	3,192,192
Dividends and interest	550,705
Fund shares sold	364,442
Prepaid expenses	148,139

Total assets	277,893,380

Liabilities
Payables:
Investments purchased	2,779,928
Fund shares redeemed	528,838
Manager fees (See Note 3)	278,685
Transfer agent (See Note 3)	231,038
NYLIFE Distributors (See Note 3)	53,003
Professional fees	29,343
Trustees	5,370
Custodian	374

Total liabilities	3,906,579

Net assets	$273,986,801

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$12,156
Additional paid-in capital	315,811,544

315,823,700
Undistributed net investment income	364,750
Accumulated net realized gain (loss) on investments	(54,382,923)
Net unrealized appreciation (depreciation) on investments	12,181,274

Net assets	$273,986,801

Class A
Net assets applicable to outstanding shares	$58,907,513

Shares of beneficial interest outstanding	2,613,097

Net asset value per share outstanding	$22.54
Maximum sales charge (5.50% of offering price)	1.24

Maximum offering price per share outstanding	$23.78

Investor Class
Net assets applicable to outstanding shares	$2,843,192

Shares of beneficial interest outstanding	126,116

Net asset value per share outstanding	$22.54
Maximum sales charge (5.50% of offering price)	1.24

Maximum offering price per share outstanding	$23.78

Class C
Net assets applicable to outstanding shares	$46,218,979

Shares of beneficial interest outstanding	2,082,951

Net asset value per share outstanding	$22.19

Class I
Net assets applicable to outstanding shares	$166,017,117

Shares of beneficial interest outstanding	7,334,256

Net asset value per share outstanding	$22.64

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Statement of Operations for the six months ended May 31, 2015 (Unaudited)

Investment Income (Loss)
Income
Dividends and distributions
(Net of return of capital of $148,509) (a)	$3,416,594
Interest	1,397

Total income	3,417,991

Expenses
Manager (See Note 3)	2,286,051
Transfer agent (See Note 3)	351,485
Distribution/Service—Class A (See Note 3)	67,135
Distribution/Service—Investor Class (See Note 3)	2,800
Distribution/Service—Class C (See Note 3)	227,175
Registration	80,951
Professional fees	24,881
Shareholder communication	11,467
Trustees	7,688
Custodian	4,055
Miscellaneous	3,617

Total expenses before recovery of previous waivers	3,067,305
Expense waiver/reimbursement from Manager (See Note 3)	(19,782)

Net expenses	3,047,523

Net investment income (loss)	370,468

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments (b)	(43,810,741)
Net change in unrealized appreciation (depreciation)	34,350,072

Net realized and unrealized gain (loss) on investments	(9,460,669)

Net increase (decrease) in net assets resulting from operations	$(9,090,201)

(a)	Dividends and distributions recorded net of foreign withholding taxes in the amount of $2,596.
(b)	Includes realized net loss of $2,678,381 due to an in-kind redemption during the six-month period ended May 31, 2015 (See Note 9).

32	MainStay Cushing Renaissance Advantage Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

	Six months ended May 31, 2015 (Unaudited)	Year ended November 30, 2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$370,468	$254,429
Net realized gain (loss) on investments	(43,810,741)	(10,615,161)
Net change in unrealized appreciation (depreciation) on investments	34,350,072	(23,486,369)

Net increase (decrease) in net assets resulting from operations	(9,090,201)	(33,847,101)

Dividends and distributions to shareholders:
From net investment income:
Class A	—	(30,993)
Investor Class	—	(456)
Class C	—	(24,795)
Class I	—	(144,092)

	—	(200,336)

From return of capital:
Class A	(674,903)	(474,870)
Investor Class	(28,840)	(6,995)
Class C	(576,582)	(379,894)
Class I	(3,513,812)	(2,207,751)

	(4,794,137)	(3,069,510)

Total dividends and distributions to shareholders	(4,794,137)	(3,269,846)

Capital share transactions:
Net proceeds from sale of shares	120,007,395	465,017,287
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	4,421,289	2,784,065
Cost of shares redeemed (a)	(252,705,454)	(40,445,800)

Increase (decrease) in net assets derived from capital share transactions	(128,276,770)	427,355,552

Net increase (decrease) in net assets	(142,161,108)	390,238,605

Net Assets
Beginning of period	416,147,909	25,909,304

End of period	$273,986,801	$416,147,909

Undistributed (distributions in excess of) net investment income at end of period	$364,750	$(5,718)

(a)	Includes an in-kind redemption in the amount of $106,860,629 during the six-month period ended May 31, 2015 (See Note 9).

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	33

Financial Highlights selected per share data and ratios

Class A	Six months ended May 31, 2015*		Year ended November 30, 2014	April 2, 2013** through November 30, 2013***
Net asset value at beginning of period	$23.29		$22.65	$20.00

Net investment income (loss) (a)	0.03		0.01	(0.12)
Net realized and unrealized gain (loss) on investments	(0.50)		1.19	3.09

Total from investment operations	(0.47)		1.20	2.97

Less dividends and distributions:
From net investment income	—		(0.03)	—
From net realized gain on investment	—		—	(0.02)
From return of capital	(0.28)		(0.53)	(0.30)

Total dividends and distributions	(0.28)		(0.56)	(0.32)

Redemption fees retained (a)(b)	—		0.00 ‡	0.00	‡

Net asset value at end of period	$22.54		$23.29	$22.65

Total investment return (c)	(1.95	%)(d)	5.14%	14.92	% (d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.25	% ††	0.03%	(0.83	%)††
Net expenses	1.74	% ††	1.80%	2.00	% ††
Expenses (before waiver/reimbursement)	1.75	% ††	1.81%	5.65	% ††
Portfolio turnover rate	83.48%		115.22%	23.44%
Net assets at end of period (in 000’s)	$58,908		$51,472	$6,867

*	Unaudited.
**	Inception date.
***	This period was audited by a predecessor audit firm whose opinion was unqualified.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Redemption fees were only applicable prior to reorganization. (See Note 1)
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.

34	MainStay Cushing Renaissance Advantage Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

Investor Class	Six months ended May 31, 2015*		July 12, 2014** through November 30, 2014
Net asset value at beginning of period	$23.30		$26.80

Net investment income (loss) (a)	0.02		0.03
Net realized and unrealized gain (loss) on investments	(0.50)		(3.25)

Total from investment operations	(0.48)		(3.22)

Less dividends and distributions:
From net investment income	—		(0.02)
From return of capital	(0.28)		(0.26)

Total dividends and distributions	(0.28)		(0.28)

Net asset value at end of period	$22.54		$23.30

Total investment return (b)(c)	(2.04	%)(d)	(12.10	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.20	% ††	0.31	% ††
Net expenses	1.83	% ††	1.70	% ††
Expenses (before waiver/reimbursement)	1.84	% ††	1.70	% ††
Portfolio turnover rate	83.48%		115.22%
Net assets at end of period (in 000’s)	$2,843		$1,651

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	35

Financial Highlights selected per share data and ratios

Class C	Six months ended May 31, 2015*		Year ended November 30, 2014	April 2, 2013** through November 30, 2013***
Net asset value at beginning of period	$23.02		$22.56	$20.00

Net investment income (loss) (a)	(0.07)		(0.16)	(0.23)
Net realized and unrealized gain (loss) on investments	(0.48)		1.18	3.11

Total from investment operations	(0.55)		1.02	2.88

Less dividends and distributions:
From net investment income	—		(0.03)	—
From net realized gain on investment	—		—	(0.02)
From return of capital	(0.28)		(0.53)	(0.30)

Total dividends and distributions	(0.28)		(0.56)	(0.32)

Redemption fees retained (a)(b)	—		0.00 ‡	—

Net asset value at end of period	$22.19		$23.02	$22.56

Total investment return (c)	(2.37	%)(d)	4.40%	14.47	% (d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.61	%)††	(0.65%)	(1.58	%)††
Net expenses	2.58	% ††	2.52%	2.75	% ††
Expenses (before waiver/reimbursement)	2.59	% ††	2.53%	6.40	% ††
Portfolio turnover rate	83.48%		115.22%	23.44%
Net assets at end of period (in 000’s)	$46,219		$47,022	$2,263

*	Unaudited.
**	Inception date.
***	This period was audited by a predecessor audit firm whose opinion was unqualified.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Redemption fees were only applicable prior to reorganization. (See Note 1)
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.

36	MainStay Cushing Renaissance Advantage Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

Class I	Six months ended May 31, 2015*		Year ended November 30, 2014	April 2, 2013** through November 30, 2013***
Net asset value at beginning of period	$23.36		$22.66	$20.00

Net investment income (loss) (a)	0.04		0.09	(0.08)
Net realized and unrealized gain (loss) on investments	(0.48)		1.17	3.06

Total from investment operations	(0.44)		1.26	2.98

Less dividends and distributions:
From net investment income	—		(0.03)	—
From net realized gain on investment	—		—	(0.02)
From return of capital	(0.28)		(0.53)	(0.30)

Total dividends and distributions	(0.28)		(0.56)	(0.32)

Redemption fees retained (a)(b)	—		0.00 ‡	0.00	‡

Net asset value at end of period	$22.64		$23.36	$22.66

Total investment return (c)	(1.86	%)(d)	5.41%	14.97	% (d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.33	% ††	0.37%	(0.58	%)††
Net expenses	1.49	% ††	1.51%	1.75	% ††
Expenses (before waiver/reimbursement)	1.50	% ††	1.52%	5.40	% ††
Portfolio turnover rate	83.48%		115.22%	23.44%
Net assets at end of period (in 000’s)	$166,017		$316,002	$16,779

*	Unaudited.
**	Inception date.
***	This period was audited by a predecessor audit firm whose opinion was unqualified.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Redemption fees were only applicable prior to reorganization. (See Note 1)
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	37

MainStay Cushing Royalty Energy Income Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended May 31, 2015

Class	Sales Charge		Six Months	One Year	Since Inception (7/2/12)	Gross Expense Ratio[2]
Class A Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charge Excluding sales charge	–32.13 –28.18%	–50.96 –47.97%	–18.90 –17.23%	1.88 1.88%
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charge Excluding sales charge	–32.13 –28.18	–50.96 –47.96	–18.90 –17.23	1.90 1.90
Class C Shares[4]	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charge Excluding sales charge	–29.19 –28.50	–48.86 –48.39	–17.86 –17.86	2.65 2.65
Class I Shares[4]	No Sales Charge		–28.06	–47.81	–17.01	1.63

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on July 11, 2014, include the historical performance of Class A shares through July 10, 2014, adjusted to reflect differences in certain fees and expenses. Unadjusted, the performance for Investor Class shares would likely have been different.
4.

Performance figures for Class A shares, Class C shares and Class I shares reflect the historical performance of the then-existing Class A shares, Class C shares and Class I shares, respectively, of the Cushing® Royalty Energy Income Fund (the predecessor to the Fund, which was subject to a different fee structure) for periods prior to July 11, 2014. The Cushing® Royalty Energy Income Fund commenced operations on July 2, 2012.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

38	MainStay Cushing Royalty Energy Income Fund

Benchmark Performance	Six Months	One Year	Since Inception
S&P 500® Index[5]	2.97%	11.81%	18.58%
Average Lipper Energy MLP Fund[6]	–4.31%	–4.24%	8.94

5.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500® Index is the Fund’s primary benchmark. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.	The average Lipper Energy MLP Fund is representative of funds that invest primarily in Master Limited Partnerships (MLPs) engaged in the transportation, storage and processing of minerals and natural resources. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

39

Cost in Dollars of a $1,000 Investment in MainStay Cushing Royalty Energy Income Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from December 1, 2014, to May 31, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from December 1, 2014, to May 31, 2015.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended May 31, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 12/1/14	Ending Account Value (Based on Actual Returns and Expenses) 5/31/15	Expenses Paid (Received) During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 5/31/15	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$718.20	$7.50	$1,016.21	$8.80

Investor Class Shares	$1,000.00	$718.20	$7.45	$1,016.26	$8.75

Class C Shares	$1,000.00	$715.00	$10.65	$1,012.52	$12.49

Class I Shares	$1,000.00	$719.40	$6.39	$1,017.50	$7.49

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.75% for Class A, 1.74% for Investor Class, 2.49% for Class C and 1.49% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 182 for Class A, Investor Class, Class C and Class I (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

40	MainStay Cushing Royalty Energy Income Fund

Portfolio Composition as of May 31, 2015(1) (Unaudited)

(Expressed as a Percentage of Total Investments)

See Portfolio of Investments beginning on page 44 for specific holdings within these categories.

Top Ten Holdings as of May 31, 2015 (excluding short-term investments)

1.	Memorial Production Partners, L.P.

2.	Vanguard Natural Resources, LLC

3.	EV Energy Partners, L.P.

4.	Legacy Reserves, L.P.

5.	Williams Partners, L.P.
6.	Energy Transfer Partners, L.P.

7.	ONEOK Partners, L.P.

8.	Targa Resources Partners, L.P.

9.	Dorchester Minerals, L.P.

10.	NuStar Energy, L.P.

(1)	Fund holdings and sector allocations are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
(2)	Master Limited Partnerships and Related Companies
(3)	Common Stock

41

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jerry V. Swank, Daniel L. Spears and Judd B. Cryer of Cushing Asset Management, LP, the Fund’s Subadvisor.

How did MainStay Cushing Royalty Energy Income Fund perform relative to its primary benchmark and peers during the six months ended May 31, 2015?

Excluding all sales charges, MainStay Cushing Royalty Energy Income Fund returned –28.18% for Class A shares and Investor Class shares and –28.50% for Class C shares. Over the same period, Class I shares returned –28.06%. For the six months ended May 31, 2015, all share classes underperformed the 2.97% return of the S&P 500® Index,1 which is the Fund’s broad-based securities-market index. Over the same period, all share classes underperformed the –4.31% return of the Average Lipper2 Energy MLP Fund. See page 38 for Fund returns with applicable sales charges.

What factors affected the Fund’s performance relative to the S&P 500® Index during the reporting period?

During the reporting period, the most significant factors that affected the Fund’s performance relative to the S&P 500® Index were the continued volatility and decline in domestic and international crude oil prices and the subsequent reduction of distribution rates by upstream master limited partnerships (“MLPs”) held by the Fund. The S&P 500® Index includes stocks across many sectors, while the Fund’s exposure was limited to the energy sector. It was therefore not surprising that declining crude oil prices led the Fund to underperform the S&P 500® Index during the reporting period.

Which subsectors were the strongest contributors to the Fund’s absolute performance and which subsectors were particularly weak?

The Fund invests primarily in four subsectors: upstream MLPs, U.S. royalty trusts, Canadian exploration and production (“E&P”) companies (“Energy Trusts”), and other energy companies (“Other Energy Companies”). The top contributors to the Fund’s absolute performance during the reporting period were upstream MLPs and Canadian E&P companies. (Contributions take weightings and total returns into account). On average, these subsectors represented the highest and third-highest Fund weightings during the reporting period; and they both provided negative absolute performance.

The subsectors with the weakest contributions to the Fund’s absolute performance during the reporting period were Other Energy Companies and U.S. Energy Trusts. The Other Energy Companies subsector had the second-highest weighting, while the U.S. Energy Trust subsector had a very small weighting. Both of these subsectors provided negative absolute performance during the reporting period.

Performance in all of the Fund’s main subsectors was particularly hard hit by the deteriorating and volatile commodity-price environment.

During the reporting period, which individual holdings made the strongest contributions to the Fund’s absolute performance and which holdings detracted the most?

The strongest positive contribution to the Fund’s absolute performance came from large-cap diversified MLP William Partners, L.P., followed by upstream MLP Memorial Production Partners, L.P., and petroleum product shipping MLP Capital Product Partners, L.P. The greatest detractor from the Fund’s absolute performance during the reporting period was upstream MLP BreitBurn Energy Partners, L.P., followed by upstream MLP EV Energy Partners, L.P., and upstream MLP Atlas Resource Partners, L.P. Each of these detractors had negative absolute performance driven by the fall in crude oil prices.

Did the Fund make any significant purchases or sales during the reporting period?

During the reporting period, upstream MLPs in general came under significant pressure because of the decline in crude oil prices. As a result, they faced difficult fundamentals and strained balance sheets. Because of the accompanying extraordinary volatility and the decline in fundamentals for the subsector, the Fund decreased overall exposure to upstream MLPs and replaced this exposure with investments in integrated energy companies and certain large-capitalization oil and natural gas E&P companies. Large purchases included positions in integrated energy company Chevron Corp. and exploration and production company Occidental Petroleum Corp. The Fund purchased its positions in these companies because of their size, their more-conservative balance sheets and their exposure to crude oil prices.

During the reporting period, large sales included Linn Energy, LLC, and BreitBurn Energy Partners, L.P., both upstream MLPs. The Fund sold its positions in these MLPs because of their high debt levels and distressed fundamentals resulting from the collapse in crude oil and natural gas liquids prices.

How did the Fund’s subsector weightings change during the reporting period?

During the reporting period, the Fund decreased its exposure to the upstream MLP subsector and the U.S. Energy Trust subsector. The Fund also increased exposure to Other Energy Companies during the reporting period. These included integrated energy companies, oil and natural gas E&P companies and midstream MLPs. Exposure to Canadian E&P companies remained relatively unchanged.

1.	See footnote on page 39 for more information on the S&P 500® Index.
2.	See footnote on page 39 for more information on Lipper Inc.

42	MainStay Cushing Royalty Energy Income Fund

How was the Fund positioned at the end of the reporting period?

As of May 31, 2015, the Fund’s largest subsector position was in Other Energy Companies, followed by upstream MLPs and Canadian E&P companies. As of the same date, the majority of the Fund’s exposure was in Other Energy Companies and upstream MLPs.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

43

Portfolio of Investments May 31, 2015 (Unaudited)

	Shares	Value
Common Stock 26.7%†
Integrated Oil & Gas 9.1%
Netherlands 1.4%
Royal Dutch Shell Plc	53,000	$3,165,160

United States 7.7%
Chevron Corporation	71,000	7,313,000
Exxon Mobil Corporation	48,000	4,089,600
Occidental Petroleum Corporation	82,000	6,411,580

		20,979,340

Oil & Gas Exploration & Production 14.9%
Canada 2.7%
Vermilion Energy Inc.	144,000	6,179,865

United States 12.2%
Anadarko Petroleum Corporation	61,400	5,133,654
ConocoPhillips Co.	100,315	6,388,059
Devon Energy Corporation	80,411	5,244,405
EOG Resource, Inc.	73,756	6,541,420
Pioneer Natural Resource Co.	30,938	4,573,564

		34,060,967

Upstream 2.7%
Canada 2.7%
Arc Resources Ltd.	340,577	6,238,617

Total Common Stock (Cost $64,820,429)		61,278,924

Master Limited Partnerships and Related Companies 63.8%
Crude Oil & Refined Products 3.4%
United States 3.4%
♦NuStar Energy, L.P.	124,000	7,738,840

Large Cap Diversified 12.6%
United States 12.6%
♦Energy Transfer Partners, L.P.	168,672	9,484,427
♦ONEOK Partners, L.P.	218,000	8,512,900
♦Williams Partners, L.P.	196,000	10,952,480

		28,949,807

Natural Gas Gatherers & Processors 6.3%
United States 6.3%
Enable Midstream Partners, L.P.	364,000	6,479,200
♦Targa Resources Partners, L.P.	184,600	7,980,258

		14,459,458

	Shares	Value
Other 1.4%
Republic of the Marshall Islands 1.4%
Seadrill Partners, LLC	240,169	$3,307,127

Shipping 3.7%
Republic of the Marshall Islands 3.7%
Golar LNG Partners, L.P.	201,500	5,684,315
Teekay Offshore Partners, L.P.	125,000	2,793,750

		8,478,065

Upstream 36.4%
Republic of the Marshall Islands 2.1%
Capital Products Partners, L.P.	535,295	4,876,537

United States 34.3%
Atlas Resource Partners, L.P.	756,499	5,726,698
♦Dorchester Minerals, L.P.	342,598	7,766,697
♦EV Energy Partners, L.P.	1,015,279	14,345,892
♦Legacy Reserves, L.P.	1,363,776	13,692,311
LRR Energy, L.P.	175,232	1,391,342
♦Memorial Production Partners, L.P.	1,123,035	16,778,143
Mid-Con Energy Partners, L.P.	435,244	2,502,653
♦Vanguard Natural Resources, LLC	1,030,590	16,365,769

		83,446,042

Total Master Limited Partnerships and Related Companies (Cost $190,397,780)		146,379,339

Short-Term Investments—Investment Companies 9.0%
United States 9.0%
AIM Short-Term Treasury Portfolio Fund—Institutional Class, 0.02% (a)	4,114,598	4,114,598
Fidelity Government Portfolio Fund—Institutional Class, 0.01% (a)	4,114,598	4,114,598
Fidelity Money Market Portfolio—Institutional Class, 0.11% (a)	4,114,598	4,114,598
First American Government Obligations Fund—Class Z, 0.01% (a)	4,114,599	4,114,599
Invesco STIC Prime Portfolio, 0.07% (a)	4,114,598	4,114,598

Total Short-Term Investments—Investment Companies (Cost $20,572,991)		20,572,991

Total Investments (Cost $275,791,200) (b)	99.5%	228,231,254
Other Assets in Excess of Liabilities	0.5	1,062,625
Net Assets	100.0%	$229,293,879

(a)	Rate reported is the current yield as of May 31, 2015.

†	Calculated as a percentage of net assets applicable to common shareholders.
♦	Among the Portfolio’s 10 largest holdings or issuers held, as of May 31, 2015, excluding short-term investments. May be subject to change daily.

44	MainStay Cushing Royalty Energy Income Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(b)	As of May 31, 2015, cost was $278,925,059 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$25,074,009
Gross unrealized depreciation	(75,767,814)

Net unrealized depreciation	$(50,693,805)

The following is a summary of the fair valuations according to the inputs used as of May 31, 2015, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stock	$61,278,924	$—	$—	$61,278,924
Master Limited Partnerships and Related Companies	146,379,339	—	—	146,379,339
Short-Term Investments	20,572,991	—	—	20,572,991

Total Investments in Securities	$228,231,254	$—	$—	$228,231,254

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended May 31, 2015, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of May 31, 2015, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	45

Statement of Assets and Liabilities as of May 31, 2015 (Unaudited)

Assets
Investments, at value (identified cost $275,791,200)	$228,231,254
Receivables:
Fund shares sold	1,000,410
Dividends and interest	487,999
Prepaid expenses	195,461

Total assets	229,915,124

Liabilities
Payables:
Fund shares redeemed	194,202
Advisory fees (See Note 3)	260,293
NYLIFE Distributors (See Note 3)	88,957
Transfer agent (See Note 3)	33,328
Professional fees	37,421
Trustees	6,598
Custodian	446

Total liabilities	621,245

Net assets	$229,293,879

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$25,735
Additional paid-in capital	391,701,751

391,727,486
Accumulated net investment loss, net of income taxes	(818,588)
Accumulated net realized gain (loss) on investments, net of income taxes	(113,483,856)
Net unrealized appreciation (depreciation) on investments, net of income taxes	(48,131,163)

Net assets	$229,293,879

Class A
Net assets applicable to outstanding shares	$104,238,357

Shares of beneficial interest outstanding	11,659,272

Net asset value per share outstanding	$8.94
Maximum sales charge (5.50% of offering price)	0.49

Maximum offering price per share outstanding	$9.43

Investor Class
Net assets applicable to outstanding shares	$3,071,286

Shares of beneficial interest outstanding	343,642

Net asset value per share outstanding	$8.94
Maximum sales charge (5.50% of offering price)	0.49

Maximum offering price per share outstanding	$9.43

Class C
Net assets applicable to outstanding shares	$54,387,687

Shares of beneficial interest outstanding	6,234,636

Net asset value per share outstanding	$8.72

Class I
Net assets applicable to outstanding shares	$67,596,549

Shares of beneficial interest outstanding	7,497,347

Net asset value per share outstanding	$9.02

46	MainStay Cushing Royalty Energy Income Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended May 31, 2015 (Unaudited)

Investment Income (Loss)
Income
Dividends and distributions (Net of return of capital of $7,544,524) (a)	$1,955,831
Interest	6,785

Total Income	1,962,616

Expenses
Manager (See Note 3)	1,604,942
Distribution/Service—Class A (See Note 3)	136,663
Distribution/Service—Investor Class (See Note 3)	2,304
Distribution/Service—Class C (See Note 3)	251,848
Transfer agent (See Note 3)	163,016
Registration	81,322
Professional fees	41,475
Franchise tax	17,992
Shareholder communication	8,175
Trustees	7,759
Custodian	3,969
Miscellaneous	3,690

Total expenses before recovery of previous waivers	2,323,155
Expense waiver/reimbursement from Manager (see Note 3)	(155,712)

Net expenses	2,167,443

Net investment income (Loss)	(204,827)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments	(108,575,558)
Foreign currency transactions	(9,831)

Net realized gain (loss) on investments	(108,585,389)

Net change in unrealized appreciation (depreciation) on:
Investments	23,357,482
Foreign currency translations	2,215

Net change in unrealized appreciation (depreciation)	23,359,697

Net realized and unrealized gain (loss) on investments	(85,225,692)

Net increase (decrease) in net assets resulting from operations	$(85,430,519)

(a)	Dividends and distributions recorded net of foreign withholding taxes in the amount of $108,083.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	47

Statements of Changes in Net Assets

	Six months ended May 31, 2015 (Unaudited)	Year ended November 30, 2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(204,827)	$(631,369)
Net realized gain (loss) on investments	(108,585,389)	(3,930,018)
Net change in unrealized appreciation (depreciation) on investments	23,359,697	(72,633,645)

Net increase (decrease) in net assets resulting from operations	(85,430,519)	(77,195,032)

Dividends and distributions to shareholders:
From return of capital:
Class A	(4,625,123)	(7,839,149)
Investor Class	(87,767)	(16,376)
Class C	(2,204,789)	(2,107,208)
Class I	(3,511,597)	(2,213,237)

	(10,429,276)	(12,175,970)

Total dividends and distributions to shareholders	(10,429,276)	(12,175,970)

Capital share transactions:
Net proceeds from sale of shares	181,266,229	334,154,320
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	9,428,301	10,602,789
Cost of shares redeemed	(146,035,106)	(35,503,765)

Increase (decrease) in net assets derived from capital share transactions	44,659,424	309,253,344

Net increase (decrease) in net assets	(51,200,371)	219,882,342

Net Assets
Beginning of year	280,494,250	60,611,908

End of year	$229,293,879	$280,494,250

Accumulated net investment loss, net of income taxes	$(818,588)	$(613,761)

48	MainStay Cushing Royalty Energy Income Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended May 31,		Year ended November 30,		July 2, 2012** through November 30,
Class A	2015*		2014	2013***	2012***
Net asset value at beginning of period	$12.99		$18.23	$19.58	$20.00

Net investment income (loss) (a)	0.00	‡	(0.08)	0.03	0.07
Net realized and unrealized gain (loss) on investments	(3.65)		(3.56)	0.22	0.31

Total from investment operations	(3.65)		(3.64)	0.25	0.38

Less dividends and distributions:
From return of capital	(0.40)		(1.60)	(1.60)	(0.80)

Total dividends and distributions	(0.40)		(1.60)	(1.60)	(0.80)

Redemption fees retained (a)(b)	—		0.00 ‡	—	—

Net asset value at end of period	$8.94		$12.99	$18.23	$19.58

Total investment return (c)	(28.18	%)(d)	(22.12%)	1.23%	1.81	%(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss) (including net deferred income tax benefit (expense)) (e)	(0.07	%)(f)	1.75%	(0.19)%	0.55	%††
Net investment income (loss) (excluding net deferred income tax benefit (expense)) (e)	(0.05	%)(f)	(0.53)%	0.10%	0.50	%††
Net expenses (including net deferred income tax (benefit) expense) (e)(g)	1.75	% (f)	3.02%	2.29%	1.95	%††
Expenses (before waiver/reimbursement, including net deferred income tax (benefit) expense) (e)(g)	1.88	% (f)	3.19%	3.80%	439.62	%††
Portfolio turnover rate	64.23%		26.81%	61.96%	17.31%
Net assets at end of period (in 000’s)	$104,238		$136,037	$50,565	$297

*	Unaudited.
**	Inception date.
***	These years were audited by a predecessor audit firm whose opinion was unqualified.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Redemption fees were only applicable prior to reorganization. (See Note 1)
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.
(e)	For the year ended November 30, 2014, the Fund accrued $65,316 in net current and deferred income tax benefit, of which $(978,230) is attributable to Class A. For the year ended November 30, 2013, the Fund accrued $71,348 in net current and deferred income tax expense, of which $58,510 is attributable to Class A. For the period from July 2, 2012 to November 30, 2012, the Fund accrued $31 in net current and deferred income tax benefit, of which $13 is attributable to Class A.
(f)	Ratios including/excluding net deferred income tax benefit (expense) includes applicable franchise tax expense for the period. For the period from December 1, 2014 to May 31, 2015, the Fund accrued $17,992 in franchise tax expense, of which $8,627 is attributable to Class A.
(g)	The ratio of expenses excluding net current and deferred income tax benefit to average net assets before waiver was 1.86%, 1.97%, 3.26% and 439.42% for the period from December 1, 2014 to May 31, 2015, fiscal years ended November 30, 2014, 2013 and the period from July 2, 2012 to November 30, 2012, respectively. The ratio of expenses excluding deferred income tax benefit to average net assets after waiver was 1.73% 1.80%, 1.75% and 1.75% for the period from December 1, 2014 to May 31, 2015, fiscal years ended November 30, 2014, 2013 and the period from July 2, 2012 to November 30, 2012, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	49

Financial Highlights selected per share data and ratios

Investor Class	Six months ended May 31, 2015*		July 12, 2014** through November 30 2014
Net asset value at beginning of period	$12.99		$19.15

Net investment income (loss) (a)	0.00	‡	(0.02)
Net realized and unrealized gain (loss) on investments	(3.65)		(5.34)

Total from investment operations	(3.65)		(5.36)

Less dividends and distributions:
From return of capital	(0.40)		(0.80)

Total dividends and distributions	(0.40)		(0.80)

Net asset value at end of period	$8.94		$12.99

Total investment return (b)(c)	(28.18	%)(d)	(28.99	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss) (including net deferred income tax benefit (expense)) (e)	0.03	% (f)	1.97	% ††
Net investment income (loss) (excluding net deferred income tax benefit (expense)) (e)	0.05	% (f)	(0.20	%)††
Net expenses (including net deferred income tax (benefit) expense) (e)(g)	1.74	% (f)	(0.55	%)††
Expenses (before waiver/reimbursement, including net deferred income tax (benefit) expense) (e)(g)	1.87	% (f)	(0.45	%)††
Portfolio turnover rate	64.23%		26.81%
Net assets at end of period (in 000’s)	$3,071		$908

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Total investment return is not annualized.
(e)	For the year ended November 30, 2014, the Fund accrued $65,316 in net current and deferred income tax benefit, of which $8,533 is attributable to Investor Class.
(f)	Ratios including/excluding net deferred income tax benefit (expense) includes applicable franchise tax expense for the period. For the period from December 1, 2014 to May 31, 2015, the Fund accrued $17,992 in franchise tax expense, of which $172 is attributable to Investor Class.
(g)	The ratio of expenses excluding net current and deferred income tax benefit to average net assets before waiver was 1.85%, 1.72% for the period from December 1, 2014 to May 31, 2015 and the period from July 12, 2014 to November 30, 2014, respectively. The ratio of expenses excluding deferred income tax benefit to average net assets after waiver was 1.72%, 1.62% for the period from December 1, 2014 to May 31, 2015 and the period from July 12, 2014 to November 30, 2014, respectively.

50	MainStay Cushing Royalty Energy Income Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended May 31,		Year ended November 30,		July 2, 2012** through November 30,
Class C	2015*		2014	2013***	2012***
Net asset value at beginning of period	$12.74		$18.04	$19.53	$20.00

Net investment income (loss) (a)	(0.04)		(0.20)	(0.11)	0.01
Net realized and unrealized gain (loss) on investments	(3.58)		(3.50)	0.22	0.32

Total from investment operations	(3.62)		(3.70)	0.11	0.33

Less dividends and distributions:
From return of capital	(0.40)		(1.60)	(1.60)	(0.80)

Total dividends and distributions	(0.40)		(1.60)	(1.60)	(0.80)

Redemption fees retained (a)(b)	—		0.00 ‡	—	—

Net asset value at end of period	$8.72		$12.74	$18.04	$19.53

Total investment return (c)	(28.50	%)(d)	(22.71%)	0.48%	1.56	% (d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss) (including net deferred income tax benefit (expense)) (e)	(0.80	%)(f)	(0.93%)	(0.94%)	(0.20	%)††
Net investment income (loss) (excluding net deferred income tax benefit (expense)) (e)	(0.78	%)(f)	(1.21%)	(0.65%)	(0.25	%)††
Net expenses (including net deferred income tax (benefit) expense) (e)(g)	2.49	% (f)	2.23%	3.04%	2.70	% ††
Expenses (before waiver/reimbursement, including net deferred income tax (benefit) expense) (e)(g)	2.62	% (f)	2.38%	4.55%	440.37	% ††
Portfolio turnover rate	64.23%		26.81%	61.96%	17.31%
Net assets at end of period (in 000’s)	$54,388		$48,574	$8,379	$401

*	Unaudited.
**	Inception date.
***	These years were audited by a predecessor audit firm whose opinion was unqualified.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Redemption fees were only applicable prior to reorganization. (See Note 1)
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.
(e)	For the year ended November 30, 2014, the Fund accrued $65,316 in net current and deferred income tax benefit, of which $62,248 is attributable to Class C. For the year ended November 30, 2013, the Fund accrued $71,348 in net current and deferred income tax expense, of which $10,203 is attributable to Class C. For the period from July 2, 2012 to November 30, 2012, the Fund accrued $31 in net current and deferred income tax benefit, of which $10 is attributable to Class C.
(f)	Ratios including/excluding net deferred income tax benefit (expense) includes applicable franchise tax expense for the period. For the period from December 1, 2014 to May 31, 2015, the Fund accrued $17,992 in franchise tax expense, of which $4,082 is attributable to Class C.
(g)	The ratio of expenses excluding net current and deferred income tax benefit to average net assets before waiver was 2.60%, 2.66%, 4.26% and 440.42% for the period from December 1, 2014 to May 31, 2015, fiscal years ended November 30, 2014, 2013 and the period from July 2, 2012 to November 30, 2012, respectively. The ratio of expenses excluding deferred income tax benefit to average net assets after waiver was 2.47%, 2.51%, 2.75% and 2.75% for the period from December 1, 2014 to May 31, 2015 fiscal years ended November 30, 2014, 2013 and the period from July 2, 2012 to November 30, 2012, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	51

Financial Highlights selected per share data and ratios

	Six months ended May 31,		Year ended November 30,		July 2, 2012** through November 30,
Class I	2015*		2014	2013***	2012***
Net asset value at beginning of period	$13.08		$18.30	$19.60	$20.00

Net investment income (loss) (a)	0.00	‡	(0.02)	0.08	0.10
Net realized and unrealized gain (loss) on investments	(3.66)		(3.60)	0.22	0.30

Total from investment operations	(3.66)		(3.62)	0.30	0.40

Less dividends and distributions:
From return of capital	(0.40)		(1.60)	(1.60)	(0.80)

Total dividends and distributions	(0.40)		(1.60)	(1.60)	(0.80)

Redemption fees retained (a)(b)	—		—	—	—

Net asset value at end of period	$9.02		$13.08	$18.30	$19.60

Total investment return (c)	(28.06	%)(d)	(21.92%)	1.49%	1.91	%(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss) (including net deferred income tax benefit (expense)) (e)	0.09	% (f)	4.33%	0.06%	0.80	%††
Net investment income (loss) (excluding net deferred income tax benefit (expense)) (e)	0.10	% (f)	(0.01%)	0.35%	0.75	%††
Net expenses (including net deferred income tax (benefit) expense) (e)(g)	1.49	% (f)	(2.94%)	2.04%	1.70	%††
Expenses (before waiver/reimbursement, including net deferred income tax (benefit) expense) (e)(g)	1.62	% (f)	(2.83%)	3.55%	439.37	%††
Portfolio turnover rate	64.23%		26.81%	61.96%	17.31%
Net assets at end of period (in 000’s)	$67,597		$94,975	$1,667	$77

*	Unaudited.
**	Inception date.
***	These years were audited by a predecessor audit firm whose opinion was unqualified.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Redemption fees were only applicable prior to reorganization. (See Note 1)
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)	Total investment return is not annualized.
(e)	For the year ended November 30, 2014, the Fund accrued $65,316 in net current and deferred income tax benefit, of which $972,765 is attributable to Class I. For the year ended November 30, 2013, the Fund accrued $71,348 in net current and deferred income tax expense, of which $2,635 is attributable to Class I. For the period from July 2, 2012 to November 30, 2012, the Fund accrued $31 in net current and deferred income tax benefit, of which $8 is attributable to Class I.
(f)	Ratios including/excluding net deferred income tax benefit (expense) includes applicable franchise tax expense for the period. For the period from December 1, 2014 to May 31, 2015, the Fund accrued $17,992 in franchise tax expense, of which $5,107 is attributable to Class I.
(g)	The ratio of expenses excluding net current and deferred income tax benefit to average net assets before waiver was 1.61%, 1.52%, 3.26% and 439.42% for the period from December 1, 2014 to May 31, 2015, fiscal years ended November 30, 2014, 2013 and the period from July 2, 2012 to November 30, 2012, respectively. The ratio of expenses excluding deferred income tax benefit to average net assets after waiver was 1.48%, 1.41%, 1.75% and 1.75% for the period from December 1, 2014 to May 31, 2015 fiscal years ended November 30, 2014, 2013 and the period from July 2, 2012 to November 30, 2012, respectively.

52	MainStay Cushing Royalty Energy Income Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009 and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds” and each individually, referred to as a “Fund”). These financial statements and notes relate to the MainStay Cushing MLP Premier Fund, MainStay Cushing Renaissance Advantage Fund and MainStay Cushing Royalty Energy Income Fund (collectively referred to as the “MainStay Cushing Funds” and each individually referred to as a “Cushing Fund”). Each Cushing Fund is the successor corresponding series of The Cushing® Funds Trust (collectively referred to as the “Predecessor Funds” and each individually referred to as a “Predecessor Fund”), for which Cushing® Asset Management, LP, a Texas limited partnership and the Funds’ Subadvisor (as defined in Note 3(A)), served as investment adviser. The financial statements of the Funds reflect the historical results of the Predecessor Funds prior to their reorganization on July 11, 2014. Upon the completion of the reorganization, Class A, Class C and Class I shares of each Cushing Fund assumed the performance, financial and other information of the Predecessor Funds. All information and references to periods prior to July 11, 2014 refer to the Predecessor Funds.

The MainStay Cushing MLP Premier Fund offers four classes of shares. Class A, Class C and Class I shares commenced operations on October 20, 2010. Investor Class shares commenced operations on July 11, 2014. The investment objective is to seek current income and capital appreciation.

The MainStay Cushing Renaissance Advantage Fund offers four classes of shares. Class A, Class C and Class I shares commenced operations on April 2, 2013. Investor Class shares commenced operations on July 11, 2014. The investment objective is to seek total return.

The MainStay Cushing Royalty Energy Income Fund offers four classes of shares. Class A, Class C and Class I shares commenced operations on July 2, 2012. Investor Class shares commenced operations on July 11, 2014. The investment objective is to seek current income and capital appreciation.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions of such shares made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. Each class of shares has the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Class A and Investor Class shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

Note 2–Significant Accounting Policies

The MainStay Cushing Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investment Companies.

The MainStay Cushing Funds prepare their financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follow the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the MainStay Cushing Funds are open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of each Cushing Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the MainStay Cushing Funds (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including fair value measurements for the MainStay Cushing Funds’ assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to each Cushing Fund.

To assess the appropriateness of security valuations, the Manager or the MainStay Cushing Funds’ third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price a Cushing Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure

53

Notes to Financial Statements (Unaudited) (continued)

purposes. “Inputs” refers broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the MainStay Cushing Funds. Unobservable inputs reflect each Cushing Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•

Level 3—significant unobservable inputs (including each MainStay Cushing Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The aggregate value by input level, as of May 31, 2015, of each Cushing Fund’s assets and liabilities is included at the end of each MainStay Cushing Fund’s Portfolio of Investments.

The MainStay Cushing Funds may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the MainStay Cushing Funds generally use a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The MainStay Cushing Funds may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent valuation uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. For the six-months ended May 31, 2015, there have been no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of May 31, 2015, the MainStay Cushing Funds did not hold any securities that were fair valued in such a manner.

Equity securities and Exchange-Traded Funds are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued within seven days. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a MainStay Cushing Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring a MainStay Cushing Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that a MainStay Cushing Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to a MainStay Cushing Fund. Under the supervision of the Board, the Manager or Subadvisor measure the liquidity of each MainStay Cushing Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in good faith in such a manner as the Board deems appropriate to reflect their fair value.

54	MainStay Cushing Funds

(B)  Income Taxes.  The MainStay Cushing MLP Premier Fund and the MainStay Cushing Royalty Energy Income Fund, taxed as corporations, are obligated to pay federal and state income tax on their taxable income. Currently, the maximum marginal regular federal income tax rate for a corporation is 35%. The MainStay Cushing MLP Premier Fund and the MainStay Cushing Royalty Energy Income Fund may each be subject to a 20% federal alternative minimum tax on their respective federal alternative minimum taxable income to the extent that their respective alternative minimum tax exceeds their respective regular federal income tax.

The MainStay Cushing MLP Premier Fund invests its assets primarily in master limited partnerships (“MLPs”), which generally are treated as partnerships for federal income tax purposes. As a limited partner in MLPs, The MainStay Cushing MLP Premier Fund reports its allocable share of each MLP’s taxable income in computing its own taxable income.

The MainStay Cushing Royalty Energy Income Fund invests its assets primarily in energy trusts and MLPs. U.S. royalty trusts are generally not subject to U.S. federal corporate income taxation at the trust or entity level. Instead, each unitholder of the U.S. royalty trust is required to take into account its share of all items of the U.S. royalty trust’s income, gain, loss, deduction and expense. It is possible that the Fund’s share of taxable income from a U.S. royalty trust may exceed the cash actually distributed to it from the U.S. royalty trust in a given year. In such a case, the MainStay Cushing Royalty Energy Income Fund will have less after-tax cash available for distribution to shareholders. Canadian royalty trusts are taxed as regular Canadian corporations and are now subject to “double taxation” at both the corporate level and on the income distributed to investors. MLPs are generally treated as partnerships for federal income tax purposes. As a limited partner in MLPs, the MainStay Cushing Royalty Energy Income Fund reports its allocable share of each MLP’s taxable income in computing its own taxable income.

The MainStay Cushing MLP Premier Fund and the MainStay Cushing Royalty Energy Income Fund’s respective tax expense or benefit is included in the Statements of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

The MainStay Cushing Renaissance Advantage Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies (“RIC”) and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state, and local income tax provisions are required.

Management evaluates each Cushing Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is

“more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the MainStay Cushing Funds’ tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years). Management has concluded that no provisions for federal, state and local income tax are required in the MainStay Cushing Renaissance Advantage Fund’s financial statements as it intends to qualify each year for special tax treatment afforded to a RIC. Management has concluded that provisions for federal, state and local income tax are required to be included in the financial statements for the MainStay Cushing MLP Premier Fund and the MainStay Cushing Royalty Energy Income Fund which are taxed as corporations and obligated to pay federal and state income tax on their taxable income. The MainStay Cushing Funds’ federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The MainStay Cushing MLP Premier Fund and the MainStay Cushing Royalty Energy Income Fund intend to declare and pay distributions, if any, at least quarterly. On a book basis, all realized capital gains net of applicable taxes will be retained by the MainStay Cushing MLP Premier Fund and the MainStay Cushing Royalty Energy Income Fund. The MainStay Renaissance Advantage Fund intends to declare and pay distributions quarterly and distributions from net capital gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the respective Cushing Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The MainStay Cushing Funds record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual. Distributions on a MLP are generally recorded based on the characterization reported on the Cushing Fund’s Form 1065, Schedule K-1, received from the MLP. The MainStay Cushing Funds record their pro rata share of the income and deductions, and capital gains and losses allocated from each MLP, as well as adjusting the cost basis of each MLP accordingly.

Distributions received from each of the MainStay Cushing Fund’s investments in energy related U.S. royalty trusts and Canadian royalty trusts and exploration and production companies (collectively, “Energy Trusts”) and MLPs generally are comprised of ordinary income, capital gains and return of capital from the Energy Trusts or MLPs. The MainStay Cushing Funds record investment income on the ex-date of the distributions. For financial statement purposes, the MainStay Cushing Funds use return of capital and income estimates to allocate the dividend income received.

55

Notes to Financial Statements (Unaudited) (continued)

Such estimates are based on historical information available from each Energy Trust, MLP and other industry sources. These estimates may subsequently be revised based on information received from Energy Trusts or MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Funds.

Each MainStay Cushing Fund estimates the allocation of investment income and return of capital for the distributions received from MLPs within the Statements of Operations. For the six-months ended May 31, 2015, each MainStay Cushing Fund estimated approximately 100% of the distributions received from MLPs to be from return of capital. Investment income and realized and unrealized gains and losses on investments of the MainStay Cushing Funds are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual MainStay Cushing Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the MainStay Cushing Funds, including those of related parties to the MainStay Cushing Funds, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Concentration of Risk.  The MainStay Cushing MLP Premier Fund’s investment objective is to seek current income and capital appreciation. The MainStay Cushing MLP Premier Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets (net assets plus any borrowings for investment purposes) in a portfolio of MLP investments.

The MainStay Cushing Renaissance Advantage Fund’s investment objective is to seek total return. The MainStay Cushing Renaissance Advantage Fund will seek to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets (net assets plus any borrowings for investment purposes) in a portfolio of (i) companies across the energy supply chain spectrum, including upstream, midstream and downstream energy companies, as well as oil and gas services companies, (ii) energy-intensive chemical, metal and industrial and manufacturing companies and engineering and construction companies that the Subadvisor expects to benefit from growing energy production and lower feedstock costs relative to global costs, and (iii) transportation and logistics companies providing solutions to the U.S. manufacturing industry.

The MainStay Cushing Royalty Energy Income Fund’s investment objective is to seek current income and capital appreciation. The MainStay Cushing Royalty Energy Income Fund will seek to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets (net assets plus any borrowings for investment purposes) in a portfolio of (i) Energy Trusts, (ii) exploration and production MLPs and (iii) securities of other companies based in North America that are generally engaged in the energy sector.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the MainStay Cushing Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The MainStay Cushing Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the MainStay Cushing Funds that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the MainStay Cushing Funds.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  Effective after the close of business on July 11, 2014, New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), began serving as the MainStay Cushing Funds’ Manager, pursuant to an Amended and Restated Management Agreement, (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the MainStay Cushing Funds. Except for the portion of salaries and expenses that are the responsibility of the MainStay Cushing Funds, the Manager pays the salaries and expenses of all personnel affiliated with the MainStay Cushing Funds and certain operational expenses of the MainStay Cushing Funds. The MainStay Cushing Funds reimburse New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the MainStay Cushing Funds. Cushing® Asset Management, LP (“Cushing® Asset Management” or the “Subadvisor”), a registered investment adviser, serves as Subadvisor to the MainStay Cushing Funds and is responsible for the day-to-day portfolio management of the MainStay Cushing Funds. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Cushing® Asset Management, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the MainStay Cushing MLP Premier Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of 1.10% of the Fund’s average daily net assets.

Under the Management Agreement, the MainStay Cushing Renaissance Advantage Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of 1.25% of the Fund’s average daily net assets.

Under the Management Agreement, the MainStay Cushing Royalty Energy Income Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of 1.35% of the Fund’s average daily net assets.

56	MainStay Cushing Funds

In connection with the discussion below regarding expense limitation agreements, Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses.

MainStay Cushing MLP Premier Fund

Effective after the close of business on July 11, 2014, New York Life Investments has contractually agreed to waive a portion of the MainStay Cushing MLP Premier Fund’s management fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, deferred income tax expenses, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class A, 1.60%; Class C, 2.35%; and Class I, 1.35%. Based on the waiver or reimbursement with respect to Class A shares, New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to Investor Class shares. This agreement will remain in effect until July 11, 2016 unless extended by New York Life Investments and approved by the Board.

MainStay Cushing Renaissance Advantage Fund

Effective after the close of business on July 11, 2014, New York Life Investments has contractually agreed to waive a portion of the MainStay Cushing Renaissance Advantage Fund’s management fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 1.75% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. This agreement will remain in effect until April 1, 2016 unless extended by New York Life Investments and approved by the Board.

Effective after the close of business on July 11, 2014, New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that MainStay Cushing Renaissance Advantage Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of a class do not exceed the following percentages of average daily net assets: Class A, 1.90%; Class C, 2.65% and Class I, 1.65%. Based on the waiver or reimbursement with respect to Class A shares, New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to Investor Class shares. This expense limitation agreement will remain in effect until July 11, 2016 unless extended by New York Life Investments and approved by the Board of Trustees of the Fund.

MainStay Cushing Royalty Energy Income Fund

Effective after the close of business on July 11, 2014, New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 1.25% of the Fund’s average daily net assets. This agreement will remain in effect until April 1, 2016 unless extended by New York Life Investments and approved by the Board.

Effective after the close of business on July 11, 2014, New York Life Investments has contractually agreed to waive a portion of the MainStay Cushing Royalty Energy Income Fund’s management fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 1.73% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. This agreement will remain in effect until April 1, 2016 unless extended by New York Life Investments and approved by the Board.

Effective after the close of business on July 11, 2014, New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that MainStay Cushing Royalty Energy Income Fund’s Total Annual Fund Operating Expenses (excluding taxes, deferred income tax expenses, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of a class do not exceed the following percentages of average daily net assets: Class A, 1.90%, Class C, 2.65% and Class I, 1.65%. Based on the waiver or reimbursement with respect to Class A shares, New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to Investor Class shares. This expense limitation agreement will remain in effect until July 11, 2016 unless extended by New York Life Investments and approved by the Board of Trustees of the Fund.

For the six-months ended May 31, 2015, New York Life Investments earned fees from the MainStay Cushing Funds and waived its fees and/or reimbursed expenses as follows:

	Fees Earned	Fees Waived/ Reimbursed
MainStay Cushing MLP Premier Fund	$10,689,256	$—
MainStay Cushing Renaissance Advantage Fund	2,286,051	19,782
MainStay Cushing Royalty Energy Income Fund	1,604,942	155,712

U.S. Bancorp Fund Services, LLC (“U.S. Bancorp”) provides sub-administration and sub-accounting services to the MainStay Cushing Funds pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the MainStay Cushing Funds, maintaining the general ledger and sub-ledger accounts for the calculation of the MainStay Cushing Funds’ respective NAVs, and assisting New York Life Investments in conducting various aspects of the MainStay Cushing Funds’ administrative operations. For providing these services to the MainStay Cushing Funds, U.S. Bancorp is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the MainStay Cushing Funds, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The MainStay Cushing Funds have adopted distribution plans (the ‘‘Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class

57

Notes to Financial Statements (Unaudited) (continued)

shares, at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the MainStay Cushing Funds’ shares and service activities.

(C)  Sales Charges.  The MainStay Cushing Funds were advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares for the six-months ended May 31, 2015, were as follows:

MainStay Cushing MLP Premier Fund
Class A	$169,723
Investor Class	5,296

MainStay Cushing Renaissance Advantage Fund
Class A	$37,806
Investor Class	4,635

MainStay Cushing Royalty Energy Income Fund
Class A	$102,148
Investor Class	7,867

The MainStay Cushing Funds were also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class and Class C shares, for the six-months ended May 31, 2015, were as follows:

MainStay Cushing MLP Premier Fund
Class A	$12,824
Investor Class	49
Class C	89,628

MainStay Cushing Renaissance Advantage Fund
Class A	$1,038
Investor Class	—
Class C	16,544

MainStay Cushing Royalty Energy Income Fund
Class A	$5,000
Investor Class	—
Class C	38,982

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the MainStay Cushing Funds’ transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the MainStay Cushing Funds’ share classes for the six-months ended May 31, 2015, were as follows:

MainStay Cushing MLP Premier Fund
Class A	$202,516
Investor Class	748
Class C	299,875
Class I	231,817

MainStay Cushing Renaissance Advantage Fund
Class A	$48,769
Investor Class	3,016
Class C	61,491
Class I	238,209

MainStay Cushing Royalty Energy Income Fund
Class A	$74,662
Investor Class	1,129
Class C	33,567
Class I	53,658

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the MainStay Cushing Funds have implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

MainStay Cushing MLP Premier Fund and MainStay Cushing Royalty Energy Income Fund

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the MainStay Cushing MLP Premier Fund and MainStay Cushing Royalty Energy Income Fund deferred tax assets and liabilities as of May 31, 2015 are as follows:

MainStay Cushing MLP Premier Fund
Deferred tax assets:
Net operating loss carryforward	$49,193,099
Capital loss carryforward utilized	19,299,564
Total deferred tax assets	68,492,663
Less deferred tax liabilities:
Net unrealized appreciation on investments in securities	191,070,032
Net deferred tax liability	$122,577,369

58	MainStay Cushing Funds

MainStay Cushing Royalty Energy Income Fund
Deferred tax assets:
Net operating loss carryforward	$3,622,352
Capital loss carryforward	37,675,538
Net unrealized depreciation on investments in securities	18,012,860
Foreign tax credit	108,083
Total deferred tax assets	59,418,833
Less valuation allowance	59,418,833
Net deferred tax asset	$—

The MainStay Cushing MLP Premier Fund has recorded a deferred tax liability as of May 31, 2015. The MainStay Cushing Funds periodically review the recoverability of their deferred tax assets, if any, based on the weight of available evidence. When assessing the recoverability of each MainStay Cushing Fund’s deferred tax assets, significant weight is given to the effects of potential future realized and unrealized gains on investments, and the period over which these deferred tax assets can be realized. Unexpected significant decreases in cash distributions from the MainStay Cushing Funds’ MLP investments or significant declines in the fair value of their investments may change the MainStay Cushing Funds’ assessment regarding the recoverability of their deferred tax assets and may result in a valuation allowance. Each MainStay Cushing Fund will continue to assess the need to record a valuation allowance in the future. If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the MainStay Cushing Fund’s net asset value and results of operations in the period it is recovered.

Each MainStay Cushing Fund may rely, to some extent, on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to MLP units held in its portfolio, and to estimate its associated deferred tax benefit (liability). Such estimates are made in good faith. From time to time, as new information becomes available, each MainStay Cushing Fund will modify its estimates or assumptions regarding its tax benefit (liability).

The net operating loss carryforward and capital loss carryforward are available to offset future taxable income. For corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income. The capital loss may be carried forward for five years and, accordingly, would begin to expire as of November 30, 2017. The net operating loss can be carried forward for 20 years and, accordingly, would begin to expire as of November 30, 2030. The MainStay Cushing

MLP Premier Fund and MainStay Cushing Royalty Energy Income Fund have the following net operating loss and capital loss amounts:

MainStay Cushing MLP Premier Fund
Fiscal Year Ended Net Operating Loss	Amount	Expiration
November 30, 2010	$3,330	November 30, 2030
November 30, 2011	541,249	November 30, 2031
November 30, 2012	9,226,669	November 30, 2032
November 30, 2013	22,865,115	November 30, 2033
November 30, 2014	29,334,750	November 30, 2034
November 30, 2015	65,709,963	November 30, 2035

Total	$127,681,076

Fiscal Year Ended Capital Loss	Amount	Expiration
November 30, 2015	$52,033,525	November 30, 2020

MainStay Cushing Royalty Energy Income Fund
Fiscal Year Ended Net Operating Loss	Amount	Expiration
November 30, 2012	$522	November 30, 2032
November 30, 2013	11,924	November 30, 2033
November 30, 2014	1,934,847	November 30, 2034
November 30, 2015	7,932,933	November 30, 2035

Total	$9,880,226

Fiscal Year Ended Capital Loss	Amount	Expiration
November 30, 2012	$2,914	November 30, 2017
November 30, 2013	1,371,868	November 30, 2018
November 30, 2014	3,090,784	November 30, 2019
November 30, 2015	98,295,778	November 30, 2020

Total	$102,761,344

Total income tax benefit (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 35% to net investment income and realized and unrealized gains (losses) on investments before taxes for the six-months ended May 31, 2015, as follows:

	MainStay Cushing MLP Premier Fund	MainStay Cushing Royalty Energy Income Fund
Income tax provision (benefit) at the federal statutory rate of 35%	$(32,579,931)	$(29,265,654)
State income tax (benefit), net of federal benefit	(1,439,484)	(1,411,691)
Permanent differences, net	(972,152)	(26,799)
Foreign taxes withheld	—	108,083
Provision to return	2,631,691	(492,288)
Tax expense (benefit) due to change in effective state rates	129,826	139,509
Change in valuation allowance	—	31,056,923

Total tax expense (benefit)	$(32,230,050)	$108,083

MainStay Cushing Renaissance Advantage Fund

As of November 30, 2014, the components of accumulated gain (loss) on a tax basis were as follows:

	Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
MainStay Cushing Renaissance Advantage Fund	$—	$(8,806,880)	$(470)	$(23,939,348)	$(32,746,698)

59

Notes to Financial Statements (Unaudited) (continued)

The difference between book basis and tax basis unrealized depreciation is primarily due to wash sale and partnership adjustments.

The following table discloses the current year reclassifications between undistributed net investment income (loss), accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets as of November 30, 2014 were not affected.

	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
MainStay Cushing Renaissance Advantage Fund	$(40,411)	$28,839	$11,572

The reclassifications for the MainStay Cushing Renaissance Advantage Fund are primarily due to partnership adjustments.

As of November 30, 2014, for federal income tax purposes, capital loss carryforwards of $8,806,880 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$8,807	$—

The tax character of distributions paid during the year ended November 30, 2014 shown in the Statements of Changes in Net Assets was as follows:

	2014
	Tax Based Distributions from Ordinary Income	Tax Based Distributions from Return of Capital	Total
MainStay Cushing MLP Premier Fund	$44,493,742	$56,895,491	$101,389,233
MainStay Cushing Renaissance Advantage Fund	200,336	3,069,510	3,269,846
MainStay Cushing Royalty Energy Income Fund	—	12,175,970	12,175,970

Note 5–Custodian

U.S. Bank, N.A. is the custodian of cash and securities held by the MainStay Cushing Funds. Custodial fees are charged to the MainStay Cushing Funds based on the Cushing Fund’s net assets and/or the market value of securities held by the MainStay Cushing Funds and the number of certain cash transactions incurred by the MainStay Cushing Funds.

Note 6–Line of Credit

The MainStay Cushing Funds and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 5, 2014, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an optional maximum aggregate amount of $700,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the MainStay Cushing Funds and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 4, 2015, although the Funds, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to any of the Funds under the Credit Agreement during the period ended May 31, 2015.

Note 7–Purchases and Sales of Securities (in 000’s)

For the six months ended May 31, 2015, purchases and sales of securities, other than short-term securities, were as follows:

	Purchases	Sales
MainStay Cushing MLP Premier Fund	$415,868	$343,064
MainStay Cushing Renaissance Advantage Fund	302,422	377,691
MainStay Cushing Royalty Energy Income Fund	192,158	131,509

Note 8–Capital Share Transactions

MainStay Cushing MLP Premier Fund

Class A	Shares	Amount
Six-month period ended May 31, 2015:
Shares sold	5,093,542	$107,196,974
Shares issued to shareholders in reinvestment of dividends and distributions	641,294	13,420,115
Shares redeemed	(5,339,149)	(111,737,871)

Net increase (decrease)	395,687	$8,879,218

Year ended November 30, 2014:
Shares sold	11,116,389	$252,609,875
Shares issued to shareholders in reinvestment of dividends and distributions	1,120,336	25,292,145
Shares redeemed	(10,919,530)	(255,083,262)

Net increase (decrease) in shares before conversion	1,317,195	22,818,758
Shares converted into Class A (See Note 1)	27,373	638,400
Shares converted from Class A (See Note 1)	(156,802)	(3,679,320)

Net increase (decrease)	1,187,766	$19,777,838

60	MainStay Cushing Funds

Investor Class (a)	Shares	Amount
Six-month period ended May 31, 2015:
Shares sold	88,639	$1,857,055
Shares issued to shareholders in reinvestment of dividends and distributions	3,019	63,246
Shares redeemed	(18,963)	(396,432)

Net increase (decrease)	72,695	$1,523,869

Period ended November 30, 2014:
Shares sold	61,067	$1,429,110
Shares issued to shareholders in reinvestment of dividends and distributions	567	13,027
Shares redeemed	(2,473)	(59,411)

Net increase (decrease)	59,161	$1,382,726

Class C	Shares	Amount
Six-month period ended May 31, 2015:
Shares sold	5,027,832	$101,664,547
Shares issued to shareholders in reinvestment of dividends and distributions	1,266,875	25,490,408
Shares redeemed	(4,567,676)	(92,020,739)

Net increase (decrease)	1,727,031	$35,134,216

Year ended November 30, 2014:
Shares sold	15,598,796	$344,590,258
Shares issued to shareholders in reinvestment of dividends and distributions	1,838,916	40,315,113
Shares redeemed	(4,534,280)	(100,418,307)

Net increase (decrease) in shares before conversion	12,903,432	284,487,064
Shares converted from Class C (See Note 1)	(31,804)	(724,353)

Net increase (decrease)	12,871,628	$283,762,711

Class I	Shares	Amount
Six-month period ended May 31, 2015:
Shares sold	10,527,777	$222,893,094
Shares issued to shareholders in reinvestment of dividends and distributions	869,514	18,427,972
Shares redeemed	(8,164,827)	(173,243,869)

Net increase (decrease)	3,232,464	$68,077,197

Year ended November 30, 2014:
Shares sold	19,696,781	$460,113,133
Shares issued to shareholders in reinvestment of dividends and distributions	924,636	21,224,749
Shares redeemed	(5,178,439)	(119,728,146)

Net increase (decrease) in shares before conversion	15,442,978	361,609,736
Shares converted into Class I (See Note 1)	185,796	4,403,673
Shares converted from Class I (See Note 1)	(27,103)	(638,400)

Net increase (decrease)	15,601,671	$365,375,009

(a) Investor shares were first offered on July 11, 2014.

MainStay Cushing Renaissance Advantage Fund

Class A	Shares	Amount
Six-month period ended May 31, 2015:
Shares sold	918,951	$20,547,214
Shares issued to shareholders in reinvestment of dividends and distributions	26,056	578,505
Shares redeemed	(541,908)	(12,165,344)

Net increase (decrease)	403,099	$8,960,375

Year ended November 30, 2014:
Shares sold	2,293,008	$58,961,228
Shares issued to shareholders in reinvestment of dividends and distributions	15,749	390,094
Shares redeemed	(397,479)	(9,856,395)

Net increase (decrease) in shares before conversion	1,911,278	49,494,927
Shares converted from Class A (See Note 1)	(4,434)	(112,227)

Net increase (decrease)	1,906,844	$49,382,700

Investor Class (a)	Shares	Amount
Six-month period ended May 31, 2015:
Shares sold	70,988	$1,583,348
Shares issued to shareholders in reinvestment of dividends and distributions	1,271	28,331
Shares redeemed	(16,998)	(379,235)

Net increase (decrease)	55,261	$1,232,444

Period ended November 30, 2014:
Shares sold	79,488	$2,045,750
Shares issued to shareholders in reinvestment of dividends and distributions	302	7,352
Shares redeemed	(8,935)	(240,309)

Net increase (decrease)	70,855	$1,812,793

Class C	Shares	Amount
Six-month period ended May 31, 2015:
Shares sold	517,927	$11,429,268
Shares issued to shareholders in reinvestment of dividends and distributions	21,420	468,819
Shares redeemed	(498,627)	(10,918,477)

Net increase (decrease)	40,720	$979,610

Year ended November 30, 2014:
Shares sold	2,039,865	$52,208,128
Shares issued to shareholders in reinvestment of dividends and distributions	14,009	344,122
Shares redeemed	(111,955)	(2,723,972)

Net increase (decrease)	1,941,919	$49,828,278

61

Notes to Financial Statements (Unaudited) (continued)

Class I	Shares	Amount
Six-month period ended May 31, 2015:
Shares sold	3,892,291	$86,447,565
Shares issued to shareholders in reinvestment of dividends and distributions	150,554	3,345,634
Shares redeemed (b)	(10,238,267)	(229,242,398)

Net increase (decrease)	(6,195,422)	$(139,449,199)

Year ended November 30, 2014:
Shares sold	13,837,341	$351,802,181
Shares issued to shareholders in reinvestment of dividends and distributions	82,836	2,042,497
Shares redeemed	(1,135,479)	(27,625,124)

Net increase (decrease) in shares before conversion	12,784,698	326,219,554
Shares converted into Class I (See Note 1)	4,427	112,227

Net increase (decrease)	12,789,125	$326,331,781

(a) Investor shares were first offered on July 11, 2014. (b) Includes an in-kind redemption in the amount of $106,860,629 during the six-month period ended May 31, 2015 (See Note 9).

MainStay Cushing Royalty Energy Income Fund

Class A	Shares	Amount
Six-month period ended May 31, 2015:
Shares sold	6,428,977	$64,429,585
Shares issued to shareholders in reinvestment of dividends and distributions	436,174	4,057,534
Shares redeemed	(5,675,066)	(56,535,822)

Net increase (decrease)	1,190,085	$11,951,297

Year ended November 30, 2014:
Shares sold	8,836,339	$149,815,415
Shares issued to shareholders in reinvestment of dividends and distributions	411,696	7,080,446
Shares redeemed	(1,551,239)	(26,198,303)

Net increase (decrease) in shares before conversion	7,696,796	130,697,558
Shares converted from Class A (See Note 1)	(893)	(16,882)

Net increase (decrease)	7,695,903	$130,680,676

Investor Class (a)	Shares	Amount
Six-month period ended May 31, 2015:
Shares sold	293,457	$2,780,341
Shares issued to shareholders in reinvestment of dividends and distributions	8,667	81,251
Shares redeemed	(28,396)	(268,112)

Net increase (decrease)	273,728	$2,593,480

Period ended November 30, 2014:
Shares sold	71,172	$1,181,406
Shares issued to shareholders in reinvestment of dividends and distributions	933	14,871
Shares redeemed	(2,191)	(38,745)

Net increase (decrease)	69,914	$1,157,532

Class C	Shares	Amount
Six-month period ended May 31, 2015:
Shares sold	3,307,344	$32,710,381
Shares issued to shareholders in reinvestment of dividends and distributions	198,309	1,803,209
Shares redeemed	(1,085,067)	(10,710,386)

Net increase (decrease)	2,420,586	$23,803,204

Year ended November 30, 2014:
Shares sold	3,560,370	$60,007,899
Shares issued to shareholders in reinvestment of dividends and distributions	86,793	1,437,135
Shares redeemed	(297,610)	(4,940,033)

Net increase (decrease)	3,349,553	$56,505,001

Class I	Shares	Amount
Six-month period ended May 31, 2015:
Shares sold	8,035,864	$81,345,922
Shares issued to shareholders in reinvestment of dividends and distributions	374,156	3,486,307
Shares redeemed	(8,173,735)	(78,520,786)

Net increase (decrease)	236,285	$6,311,443

Year ended November 30, 2014:
Shares sold	7,305,537	$123,149,600
Shares issued to shareholders in reinvestment of dividends and distributions	128,133	2,070,337
Shares redeemed	(264,573)	(4,326,684)

Net increase (decrease) in shares before conversion	7,169,097	120,893,253
Shares converted into Class I (See Note 1)	888	16,882

Net increase (decrease)	7,169,985	$120,910,135

(a) Investor shares were first offered on July 11, 2014.

Note 9–In Kind Transfer of Securities

During the six-month period ended May 31, 2015, the MainStay Cushing Renaissance Advantage Fund redeemed shares of beneficial interest in exchange for securities. The securities were transferred at their current value on the date of transaction.

Transaction Date	Shares	Value	Gain (Loss)
4/30/2015	4,707,392	$106,860,629	$(2,678,381)

62	MainStay Cushing Funds

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the MainStay Cushing Funds as of and for the six-month period ended May 31, 2015, events and transactions subsequent to May 31, 2015, through the date the financial statements were issued have been evaluated by the MainStay Cushing Funds’ management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the notice of quarterly distributions declared by MainStay.

On July 24, 2015 the MainStay Cushing MLP Premier Fund declared a distribution payable of $0.335 per share, to Class A shareholders,

Investors Class shareholders, Class C shareholders and Class I shareholders of record on July 23, 2015, and payable on July 24, 2015.

On July 24, 2015 the MainStay Cushing Renaissance Advantage Fund declared a distribution payable of $0.14 per share, to Class A shareholders, Investors Class shareholders, Class C shareholders and Class I shareholders of record on July 23, 2015, and payable on July 24, 2015.

On July 24, 2015 the MainStay Cushing Royalty Energy Income Fund declared a distribution of $0.20 per share, to Class A shareholders, Investors Class shareholders, Class C shareholders and Class I shareholders of record on July 23, 2015, and payable on July 24, 2015.

63

Proxy Voting Policies and Procedures and Proxy Voting Record (Unaudited)

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Funds’ securities is available without charge, upon request, (i) by visiting the Funds’ website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds are required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Funds’ most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure (Unaudited)

Each Cushing Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Each Cushing Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

64	MainStay Cushing Funds

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund (formerly known as MainStay Short Term Bond Fund)

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

MainStay Cushing Royalty Energy Income Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2015 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1656472 MS182-15	MSCU10-07/15 (NYLIM) NL266

Item 2.     Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

The Schedule of Investments is included as part of Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY FUNDS TRUST

By:	/s/ Stephen P. Fisher
Stephen P. Fisher President and Principal Executive Officer

Date:	August 6, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen P. Fisher
Stephen P. Fisher President and Principal Executive Officer

Date:	August 6, 2015

By:	/s/ Jack R. Benintende
Jack R. Benintende Treasurer and Principal Financial and Accounting Officer

Date:	August 6, 2015

EXHIBIT INDEX

(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.